As filed with the Securities and Exchange Commission
                      on October 30, 2003


                                               File No. 333-26229
                                                        811-08201

                Securities and Exchange Commission
                      Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.


                Post-Effective Amendment No. 10                 X


                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                        Amendment No. 12                        X

          ALLIANCEBERNSTEIN GREATER CHINA '97 FUND, INC.
        (Exact Name of Registrant as Specified in Charter)


        1345 Avenue of the Americas, New York, N.Y. 10105
        (Address of Principal Executive Office) (Zip Code)
                   (800) 221-5672 (Registrant's
              Telephone Number, including Area Code)

                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
        1345 Avenue of the Americas, New York, N.Y. 10105
             (Name and address of Agent for Service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)


     ___  immediately upon filing pursuant to paragraph (b)
      X   on November 3, 2003 pursuant to paragraph (b)
     ---
     ___  60 days after filing pursuant to paragraph (a)(1)
     ___  on (date) pursuant to paragraph (a)(1)
     ___  75 days after filing pursuant to paragraph (a)(2)
     ___  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

     ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                   ALLIANCEBERNSTEIN GREATER CHINA `97 FUND

                            Prospectus

                         November 3, 2003


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.



Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

                        TABLE OF CONTENTS

RISK/RETURN SUMMARY

FEES AND EXPENSES OF THE FUND

SALES CHARGE REDUCTION PROGRAMS

PURCHASE AND SALE OF SHARES

   How The Fund Values Its Shares
   How To Buy Shares
   How To Exchange Shares
   How To Sell Shares

DISTRIBUTION ARRANGEMENTS

GLOSSARY

DESCRIPTION OF THE FUND

   Investment Objective and Principal Policies and Risks
   Description of Additional Investment Practices
   Additional Risk Considerations

MANAGEMENT OF THE FUND

DIVIDENDS, DISTRIBUTIONS AND TAXES

CONVERSION FEATURE

GENERAL INFORMATION

FINANCIAL HIGHLIGHTS

The Fund's investment adviser is Alliance Capital Management
L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

-----------------------------------------------------------------

                       RISK/RETURN SUMMARY

-----------------------------------------------------------------

     The following is a summary of certain key information about AllianceBernstein Greater China `97 Fund. This Summary describes the Fund's objective, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

     A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund may at times use certain types of investment derivatives such as options, futures and forwards. The use of these techniques involves special risks that are discussed in this Prospectus.

     Other important things for you to note:

     o    You may lose money by investing in the Fund.

     o An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit
          Insurance Corporation or any other government agency.

ALLIANCEBERNSTEIN GREATER CHINA `97 FUND

Objective:

     The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

Principal Investment Strategies:

     Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of June 30, 2003, the Fund had approximately 66.07% of its assets invested in securities of Hong Kong companies.

Principal Risks:

     Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from those of U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

Performance Table and Bar Chart

     The information below includes a table that shows the Fund's average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

     o    how the Fund's average annual returns, before and (for
          Class A shares) after taxes, for one, five, and since inception compared to those of a broad-based securities market index; and

     o changes in the Fund's performance from year to year since inception.

     The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

Performance Table

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                               Since
                                    1 Year      5 Years     Inception**
                                    ------      -------     -----------

Class A***       Return Before      -18.78%      -1.88%       -7.70%
                 Taxes

                 Return After
                 Taxes on
                 Distributions      -19.15%      -1.97%       -7.84%

                 Return After
                 Taxes on
                 Distributions
                 and Sale of
                 Fund Shares        -11.49%      -1.53%       -5.98%

Class B          Return Before
                 Taxes              -19.00%      -1.79%       -7.66%

Class C          Return Before
                 Taxes              -16.61%      -1.85%       -7.69%

Advisor Class    Return Before
                 Taxes              -14.93%      -0.75%       -6.68%

MSCI             (reflects no
China            deduction for
Index            fees,
                 expenses, or
                 taxes)             -16.17%     -23.64%      -28.42%

MSCI             (reflects no
Hong Kong        deduction for
Index            fees,
                 expenses, or
                 taxes)             -17.79%      -2.45%       -8.45%

MSCI             (reflects no
Taiwan           deduction for
Index            fees,
                 expenses, or
                 taxes)             -24.45%     -11.03%      -14.16%
-----------------
*    Average annual total returns reflect imposition of the
     maximum front-end or contingent deferred sales charges as
     well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Date for all Classes is 9/3/97.
***  After-tax Returns:
       -Are shown for Class A shares only and will vary for Class
       B, Class C and Advisor Class shares because these Classes have different expense ratios;
       -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Bar Chart
---------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2003, the year-to-date unannualized return for Class A shares was 47.98%.

              [The following table was depicted as
              a bar chart in the printed material.]

n/a  n/a  10.21  4.58  -35.10   -8.02   82.87  -24.33  -11.93  -15.32
---------------------------------------------------------------------
 93   94     95    96      97      98      99      00      01      02

                        Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.31%, 4th quarter, 1999; and Worst Quarter was down -28.31%, 3rd quarter, 2001.

-----------------------------------------------------------------

                  FEES AND EXPENSES OF THE FUND

-----------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                  Class A    Class B      Class C    Advisor
                                  Shares     Shares       Shares     Class
                                  ------     ------       ------     -----
Maximum Sales Charge (Load)
Imposed on Purchases (as a        4.25%(a)   None         None       None
percentage of offering price)

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or        None       4.0%(a)*     1.0%(a)**  None
redemption proceeds, whichever
is lower)

Exchange Fee                      None       None         None       None

--------------
(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year CDSC may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Sales Charge Reduction Programs" and "Distribution Arrangements" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information.
* Class B Shares automatically convert to Class A Shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.
**   For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)

                        Operating Expenses
                        ------------------

                                Class A    Class B    Class C   Advisor Class
                                -------    -------    -------   -------------

      Management fees            1.00%     1.00%      1.00%       1.00%
      Distribution (12b-1)        .30%     1.00%      1.00%        None
      fees
      Other expenses             7.94%     7.98%      8.19%       7.69%
                                 -----     -----      -----       -----
      Total fund operating       9.24%     9.98%     10.19%       8.69%
                                 =====     =====     ======       =====
      expenses
      Waiver and/or expense
      reimbursement (a)        (6.74)%    (6.78)%    (6.99)%    (6.49)%
                               -------    =======    =======    =======
      Net expenses               2.50%     3.20%      3.20%       2.20%
                               =======    =======    =======    =======

EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                             Examples
                             --------

                                                                        Advisor
                  Class A  Class B+     Class B++   Class C+  Class C++  Class
                  -------  --------     ---------   --------  ---------  -----

 After 1 Yr.        $667      $723        $323         $423       $323     $223
 After 3
   Yrs.(c)        $2,405    $2,455      $2,255       $2,291     $2,291   $1,944
 After 5
   Yrs.(c)        $3,998    $3,999       $3,999      $4,061     $4,061   $3,541
 After 10 Yrs.    $7,427    $7,564(b)    $7,564(b)   $7,741     $7,741   $7,045

  ------------
  +   Assumes redemption at the end of period.
  ++  Assumes no redemption at end of period.
  (a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.
  (b) Assumes Class B shares convert to Class A shares after eight years.
  (c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

-----------------------------------------------------------------

                 SALES CHARGE REDUCTION PROGRAMS

-----------------------------------------------------------------

AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "breakpoint", programs is outlined below. More details about these programs is contained in the Fund's Statement of Additional Information or on our Website at www.AllianceCapital.com.

o    Breakpoints

     The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints can reduce or, in some cases, eliminate the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

o    Breakpoints Offered by the AllianceBernstein Mutual Funds

     The AllianceBernstein Mutual Funds offer the following breakpoint privileges:

          Quantity Discounts - Under this type of breakpoint, larger investments are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year contingent deferred sales charge ("CDSC") may apply.

          The sales charge schedule of Class A share Quantity
          Discounts is as follows:

          Less than $100,000                    4.25%
          $100,000 but less than $250,000       3.25%
          $250,000 but less than $500,000       2.25%
          $500,000 but less than $1 million     1.75%
          $1 million and above                  0.00*

          *Class A shares redeemed within one year are subject to a CDSC equal to 1% of the lesser of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.

          Rights of Accumulation - Shareholders can combine the value of a new investment in a fund with the value of existing investments in a fund to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.

          Combined Purchase Privileges - Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it's important to let your broker(s) know about all your accounts that may be combined for these privileges.

          Letter of Intent - Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The fund will then apply to each of the investor's periodic investments the Quantity Discount that would apply to the total amount stated in the Letter of Intent . However, if an investor fails to invest the total amount stated in the Letter of Intent, the fund can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.


o    Other Sales Charge Waivers:


     The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in the Fund's Statement of Additional Information. These programs apply to certain types of investors, like certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable contingent deferred sales charges, which are described in the Fund's Statement of Additional Information.

For more information, please refer to your Fund's Statement of Additional Information, call your financial advisor or visit our website at www.AllianceCapital.com.

-----------------------------------------------------------------

                   PURCHASE AND SALE OF SHARES

-----------------------------------------------------------------

How the Fund Values Its Shares

     The Fund's net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

     Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See Distribution Arrangements for details.

How to Buy Shares

o    Class A, Class B and Class C Shares

     You may purchase the Fund's Class A, Class B or Class C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

     Minimum investment amounts are:

     Initial:                        $1,000
     Subsequent:                     $   50
     Automatic Investment Program:   $   25

     If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

     Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"). Class A shares are available at NAV to group retirement plans with plan assets of $1 million or more.

     Class B shares are generally not available to group retirement plans, except for plans described in the Statement of Additional Information under "Purchase of Shares." Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in Plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.

     o    Advisor Class Shares

     You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses.
Advisor Class shares may be purchased and held solely:

     o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

     o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least
          $10 million in assets and are purchased directly by the plan, without the involvement of a financial intermediary; and

     o by investing advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund.

     Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

     o    General

     The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate which may include closing your account. If you are not a US citizen or Resident Alien, your account must be affiliated with a NASD member firm.

     The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

     The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

How to Exchange Shares

     You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may modify, restrict, or terminate the exchange service on 60 days' written notice.

How to Sell Shares

     You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

     o    Selling Shares Through Your Broker or Financial
          Representative

     Your broker or financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker or financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

     o    Selling Shares Directly to the Fund

By Mail:

     o Send a signed letter of instruction or stock power, along with certificates, to:

                Alliance Global Investor Services
                         P.O. Box 786003
                    San Antonio, TX 78278-6003

     o    For certified or overnight deliveries, send to:

                Alliance Global Investor Services
                     8000 1H 10 W, 4th Floor
                      San Antonio, TX 78230

     o For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, Alliance Global Investor Services (AGIS), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

     o You may redeem your shares for which no stock certificates have been issued by telephone request.
          Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

     o A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

     o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

     o Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

-----------------------------------------------------------------

                    DISTRIBUTION ARRANGEMENTS

-----------------------------------------------------------------

Share Classes. The Fund offers four classes of shares in this Prospectus. Special distribution arrangements are available for certain group retirement plans. These arrangements are described below under "Special Distribution Arrangements for Retirement Plans." In addition, the Statement of Additional Information contains more information relating to waivers of sales charges and CDSCs.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at NAV with an initial sales charge as follows:

                       Initial Sales Charge
                                                             Commission to
                                As % of        As % of       Dealer/Agent
                               Net Amount      Offering         as % of
Amount Purchased                Invested        Price       Offering Price
----------------                --------        -----       --------------

Up to $100,000                    4.44%           4.25%          4.00%
$100,000 up to $250,000           3.36            3.25           3.00
$250,000 up to $500,000           2.30            2.25           2.00
$500,000 up to $1,000,000         1.78            1.75           1.50

     You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Monthly Purchase Program for Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and the Fund's SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative

     You can purchase Class B shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

              Years Since Purchase            CDSC
              --------------------            ----

              First                           4.0%
              Second                          3.0%
              Third                           2.0%
              Fourth                          1.0%
              Fifth                           None

     If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

     The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

     You can purchase Class C shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

     Class C shares do not convert to any other class of shares of the Fund.

Advisor Class Shares--Fee Based Program Alternative

     You may purchase Advisor Class shares through your financial representative. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. However, when you purchase Advisor Class shares through your financial representative, your financial representative may charge a fee.

General

     Asset-Based Sales Charge or Rule 12b-1 Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                  Rule 12b-1 Fee (As A Percentage Of
                                 Aggregate Average Daily Net Assets)
                                 -----------------------------------

           Class A                                .30%
           Class B                               1.00%
           Class C                               1.00%
           Advisor Class                          None

     Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. All or a portion of this fee may be paid to financial intermediaries. Advisor Class shares do not charge any distribution fees and therefore they have a lower expense ratio than Class A, Class B or Class C shares and pay a correspondingly higher dividend.

     Choosing a Class of Shares (other than Group Retirement Plans). The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. There is no maximum purchase amount for Advisor Class shares. Advisor Class shares are not available to all shareholders. See "How to Buy Shares."

     You should consult your financial agent to assist in choosing a class of Fund shares.

     Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

     Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial representative. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

     The Adviser may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Fund. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings, relating to the Fund. The Principal Underwriter pays a discount or commission to financial intermediaries in connection with their sale of shares of the Fund, as described above. In addition to this discount or commission, the Principal Underwriter may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Fund. Such cash or other incentives may take the form of payment for attendance by individual registered representatives at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States.

Special Distribution Arrangement for Group Retirement Plans and
Employee Benefit Plans

     The Fund offers special distribution arrangements for group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through the Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards set forth in this Prospectus and the Statement of Additional Information. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A

     Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1 year CDSC on redemptions if the plan terminates the Fund as an investment option within one year. Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1 year CDSC also applies, however that CDSC may be waived under certain circumstances set forth under "Purchase of Shares" in the Statement of Additional Information.

Class C

     Class C shares are available to group retirement plans with plan level assets of less than $1 million.

-----------------------------------------------------------------

                             GLOSSARY

-----------------------------------------------------------------

This Prospectus uses the following terms.

Types of Securities
-------------------

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts
("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets at more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule
144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Types of Companies
------------------

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China
("China"), the Hong Kong Special Administrative Region of the
People's Republic of China ("Hong Kong") and the Republic of
China ("Taiwan").

Rating Agencies and Indexes
---------------------------

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit
Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

Other
-----

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

-----------------------------------------------------------------

                     DESCRIPTION OF THE FUND

-----------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

     o Additional discussion of the Fund's investments, including the risks of the investments, can be found in the discussion under Description of Additional
          Investment Practices following this section.

     o The description of the Fund's principal risks may include risks described in the Risk/Return Summary above. Additional information about the risks of investing in the Fund can be found in the discussion under Additional Risk Considerations.

     o Additional descriptions of the Fund's strategies, investments and risks may be found in the Fund's
          Statement of Additional Information or SAI.

     o The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote and, except as noted, its investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Investment Objective and Principal Policies and Risks

Investment Objective

     The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

Principal Policies

     The Fund is a non-diversified investment company that seeks long-term capital appreciation through investment, under normal circumstances, of at least 80% of its net assets in equity securities issued by Greater China companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

     Alliance believes that over the long term conditions are favorable for expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging Greater China companies. Appendix A has additional information about the Greater China countries.

     In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will normally sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration.

     The  Fund also may:

     o invest up to 25% of its net assets in convertible securities;

     o invest up to 20% of its net assets in rights or warrants;

     o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

     o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

     o invest up to 20% of its net assets in loans and other direct debt securities;

     o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

     o enter into the purchase or sale of futures contracts on fixed-income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on futures contracts;

     o purchase and write put and call options on foreign currencies for hedging purposes;

     o    purchase or sell forward contracts;

     o enter into interest rate swaps and purchase or sell interest rate caps and floors;

     o    enter into forward commitments;

     o    enter into standby commitment agreements;

     o    enter into currency swaps for hedging purposes;

     o make short sales of securities or maintain a short position, in each case only if against the box;

     o make secured loans of portfolio securities of up to 30% of its total assets; and

     o enter into repurchase agreements for U.S. Government securities.

     All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

     The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Principal Risks

     Among the principal risks of investing in the Fund are:

     o Market Risk This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

     o Interest Rate Risk This is the risk that changes in interest rates will affect the value of the Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to investments in fixed-income securities.

     o Credit Risk This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to investments in fixed-income securities.

     o Foreign Risk This is the risk of investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment.

     o Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments. Investments in foreign securities are subject to this risk.

     o Country or Geographic Risk This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the Fund's net asset value.

     o Management Risk The Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended results.

     o Focused Portfolio Risk The Fund invests in a limited number of companies and thus, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

Description of Additional Investment Practices

     This section describes the Fund's investment practices and the risks associated with these practices. Unless otherwise noted, the Fund's use of any of these practices was specified in the previous section.

     Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

     Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

     Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

     A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

     Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

     Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

     When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but the Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

     The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

     Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

     Illiquid Securities. The Fund will limit its investments in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of the Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Fund.

     The Fund's investments in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

     Interest Rate Transactions (Swaps, Caps, and Floors). The Fund may enter into interest rate transactions and expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

     Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Fund's exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

     The Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

     The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of the Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by the Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

     Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect the Fund's net asset value and yield. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

     Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

      Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

     Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

     A call option is for cross-hedging purposes if the Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

     In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

     If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

     Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

     Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

     The Fund may purchase options on futures contracts written or purchased by the Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

     The Fund will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commission.

     The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets.

     Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

     Rights and Warrants. The Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

     Short Sales. A short sale is effected by selling a security that the Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each the Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

     Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of the Fund's assets at the time of making the commitment.

     There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

     Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

     General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices, or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.

     Portfolio Turnover. The Portfolio turnover rate for the Fund is included in the Financial Highlights section. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

     Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. Such securities also may include short-term foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Fund invests for temporary defensive purposes, it may not meet its investment objective.

Additional Risk Considerations

Investment in the Fund involves the special risk considerations described below.

     Currency Considerations. Substantially all of the assets of the Fund are invested in securities denominated in foreign currencies. The Fund receives a portion of its revenues in foreign currencies. Therefore, the dollar equivalent of its net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

     Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

     The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

     Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

     The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

     The Fund may invest substantial amounts of its assets in Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

      Investment in Smaller, Emerging Companies. The Fund may emphasize investment in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

     U.S. and Foreign Taxes. The Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

     Fixed-Income Securities. The value of the Fund's shares will fluctuate with the value of its investments. The value of the Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

     Under normal market conditions, the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities is expected to vary between one year or less and 30 years. In periods of increasing interest rates, the Fund may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Investment Adviser

     The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2003 totaling approximately $426 billion (of which approximately $156 billion represented assets of investment companies). As of June 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately
7.3 million shareholder accounts.

     Matthew W.S. Lee is the person who has been primarily responsible for the day-to-day management of the Fund. Mr. Lee has held such position since 1997. Mr. Lee is a Vice President of Alliance Capital Management Corporation and has been associated with Alliance since prior to 1998 in a substantially similar capacity to his current position.

     Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance a fee of 0.00% as a percentage of average daily net assets at an annualized rate of the Fund's average daily net assets for the fiscal year ended July 31, 2003. This fee is stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

     In connection with providing advisory services to the Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Legal Proceedings

     Alliance has been contacted by the Office of the New York State Attorney General ("NYAG") and the Commission in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Alliance has been providing full cooperation with respect to these investigations.

     Based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, Alliance has identified conflicts of interest in connection with certain market timing transactions. In this regard, Alliance has suspended two of its employees, neither of whom was an officer of the Fund. Alliance continues to review the facts and circumstances relevant to the SEC's and NYAG's investigations, including whether third parties may have engaged in illegal late trading in the Funds and whether any of its employees knowingly facilitated such late trading. Consistent with the best interests of the Funds and their shareholders, Alliance intends to vigorously pursue its rights, and the rights of the Funds and their shareholders, if it is determined that such trading occurred. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of these investigations may have on the Funds or on Alliance's results of operations or financial condition.

     Alliance also announced that its Board of Directors authorized a special committee, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

     On October 2, 2003, a class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed in federal district court in the Southern District of New York against Alliance Capital Management Holding L.P.; Alliance; Alliance Capital Management Corporation (collectively, the "Alliance Capital defendants"); a number of AllianceBernstein Funds, including the Fund; AXA Financial, Inc.; Gerald Malone; Charles Schaffran; Edward J. Stern; Canary Capital Partners, LLC; Canary Investment Management LLC; Canary Capital Partners, Ltd.; and other unnamed defendants. The action, which is brought on behalf of a putative class of all persons who purchased shares in one or more of the defendant mutual funds between October 2, 1998 and September 29, 2003, alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Advisors Act of 1940. The principal allegations of the Hindo Complaint are that the Alliance Capital defendants entered into agreements under which certain named and unnamed parties were permitted to engage in late trading and market timing transactions in the defendant funds. According to the Complaint, these agreements were fraudulent and a breach of fiduciary duty to fund shareholders. In addition, plaintiffs allege that the prospectuses for the named AllianceBernstein Funds were false and misleading because they: (i) failed to disclose the existence of these late trading and market timing agreements; and (ii) represented that fund shareholders would be safeguarded against the effects of such agreements. Plaintiffs seek unspecified damages, the rescission of plaintiffs' contracts with Alliance, and recovery of any fees paid in connection therewith. Alliance is evaluating the claims in the Hindo Complaint and intends to vigorously defend against them. At the present time, management of Alliance is unable to estimate the impact, if any, that the outcome of this action may have on the AllianceBernstein Funds or on Alliance's results of operations or financial condition. On October 8, 2003, a similar complaint was filed in federal district court in the Eastern District of New York in which all AllianceBernstein Mutual Funds, including the Fund, are named as nominal defendants. Additional lawsuits that are similar to these lawsuits have been filed, and Alliance believes that others may be filed, against the Alliance Capital defendants, the AllianceBernstein Funds and related parties.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

     The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

     If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

     While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

     For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares.

     Under the provisions of recently enacted tax legislation, the maximum long term capital gain rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income", taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. The Fund will notify you as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass-through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

     Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

     If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

     The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

     Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

-----------------------------------------------------------------

                        CONVERSION FEATURE

-----------------------------------------------------------------

     As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

     Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

     During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

     Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

     Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

-----------------------------------------------------------------

                       FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                            Income from Investment Operations                     Less Dividends and Distributions
                            ---------------------------------                     --------------------------------

                                                Net Gains or
                                                Losses on                                Distributions
                      Net Asset   Net           Investments                 Dividends    in Excess                   Distributions
                      value,      Investment    (both          Total from   from Net     of Net         Tax          from
Fiscal Year           Beginning   Income        realized and   Investment   Investment   Investment     Return of    Capital
or Period             of Period   (Loss)(a)(b)  unrealized)    Operations   Income       Income         Capital      Gains
---------             ---------   ------------  -----------    ----------   ------       ------         -------      -----
Class A
Year ended
7/31/03...............  $ 7.55      $ .04       $ 1.32         $ 1.36      $ (.09)        $ 0.00        $ 0.00       $ 0.00
Year ended 7/31/02....    8.45        .09         (.99)          (.90)       0.00           0.00          0.00         0.00
Year ended 7/31/01....   10.34       (.01)       (1.88)         (1.89)       0.00           0.00          0.00         0.00
Year ended 7/31/00....    8.20       (.04)        2.18           2.14        0.00           0.00          0.00         0.00
Year ended 7/31/99....    4.84        .02         3.34           3.36        0.00           0.00          0.00         0.00
Class B
Year ended
7/31/03...............  $ 7.30     $ (.01)      $ 1.27         $ 1.26      $ (.04)        $ 0.00        $ 0.00       $ 0.00
Year ended 7/31/02....    8.21        .03         (.94)          (.91)       0.00           0.00          0.00         0.00
Year ended 7/31/01....   10.13       (.07)       (1.85)         (1.92)       0.00           0.00          0.00         0.00
Year ended 7/31/00....    8.12       (.11)        2.12           2.01        0.00           0.00          0.00         0.00
Year ended 7/31/99....    4.82       (.01)        3.31           3.30        0.00           0.00          0.00         0.00
Class C
Year ended
7/31/03...............  $ 7.30     $ (.01)      $ 1.25         $ 1.24      $ (.04)        $ 0.00        $ 0.00       $ 0.00
Year ended 7/31/02....    8.21        .04         (.95)          (.91)       0.00           0.00          0.00         0.00
Year ended 7/31/01....   10.13       (.08)       (1.84)         (1.92)       0.00           0.00          0.00         0.00
Year ended 7/31/00....    8.11       (.13)        2.15           2.02        0.00           0.00          0.00         0.00
Year ended 7/31/99....    4.82       (.03)        3.32           3.29        0.00           0.00          0.00         0.00
Advisor Class
Year ended
7/31/03...............  $ 7.66      $ .08       $ 1.31         $ 1.39      $ (.11)        $ 0.00        $ 0.00       $ 0.00
Year ended 7/31/02....    8.53        .10         (.97)          (.87)       0.00           0.00          0.00         0.00
Year ended 7/31/01....   10.41        .06        (1.94)         (1.88)       0.00           0.00          0.00         0.00
Year ended 7/31/00....    8.24       (.02)        2.19           2.17        0.00           0.00          0.00         0.00
Year ended 7/31/99....    4.85        .04         3.35           3.39        0.00           0.00          0.00         0.00



                                 Less Distributions                                       Ratios/Supplemental Data
                                 ------------------                                       ------------------------

                                                                                   Net         Ratio of    Ratio of
                                                                                   Assets,     Expenses    Net Income
                         Distributions    Total           Net Asset                End of      to          (Loss) to
                         in Excess        Dividends       Value,        Total      Period      Average     Average       Portfolio
                         of Capital       and             End of        Return     (000's      Net         Net Assets    Turnover
Fiscal Year or Period    Gains            Distribution    Period        (c)        omitted)    Assets      (b)           Rate
---------------------    -----            ------------    ------        ---        --------    ------      ---           ----
Class A
Year ended
7/31/03.............     $ 0.00           $  (.09)        $ 8.82         18.35%    $ 3,958     2.50%(d)      .58%        102%
Year ended 7/31/02.....    0.00              0.00           7.55        (10.65)      2,253     2.50(d)      1.18          63
Year ended 7/31/01.....    0.00              0.00           8.45        (18.28)      2,039     2.51(d)(e)   (.09)         64
Year ended 7/31/00.....    0.00              0.00          10.34         26.10       2,471     2.52(d)(e)   (.42)        158
Year ended 7/31/99.....    0.00              0.00           8.20         69.42       1,011     2.52(d)(e)    .36          94
Class B
Year ended
7/31/03.............     $ 0.00           $  (.04)        $ 8.52         17.32%    $ 4,632     3.20% (d)    (.11)%       102%
Year ended 7/31/02.....    0.00              0.00           7.30        (11.08)      3,266     3.20(d)       .41          63
Year ended 7/31/01.....    0.00              0.00           8.21        (18.95)      3,234     3.21(d)(e)   (.81)         64
Year ended 7/31/00.....    0.00              0.00          10.13         24.75       4,047     3.22(d)(e)  (1.13)        158
Year ended 7/31/99.....    0.00              0.00           8.12         68.46       1,902     3.22(d)(e)   (.22)         94
Class C
Year ended
7/31/03.............     $ 0.00           $  (.04)        $ 8.50         17.05%    $ 4,856     3.20%(d)     (.15)%       102%
Year ended 7/31/02.....    0.00              0.00           7.30        (11.08)      1,302     3.20(d)       .50          63
Year ended 7/31/01.....    0.00              0.00           8.21        (18.95)        877     3.21(d)(e)   (.84)         64
Year ended 7/31/00.....    0.00              0.00          10.13         24.91       1,372     3.22(d)(e)  (1.31)        158
Year ended 7/31/99.....    0.00              0.00           8.11         68.26         162     3.22(d)(e)   (.49)         94
Advisor Class
Year ended
7/31/03.............     $ 0.00           $  (.11)        $ 8.94         18.55%      $ 309     2.20%(d)     1.14%        102%
Year ended 7/31/02.....    0.00              0.00           7.66        (10.20)        196     2.20(d)      1.28          63
Year ended 7/31/01.....    0.00              0.00           8.53        (18.06)        386     2.21(d)(e)    .71          64
Year ended 7/31/00.....    0.00              0.00          10.41         26.34         273     2.22(d)(e)   (.15)        158
Year ended 7/31/99.....    0.00              0.00           8.24         69.90         161     2.22(d)(e)    .58          94

--------
(a) Based on average shares outstanding
(b) Net of fee waiver and expense reimbursement
(c) Total investment value return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(d) Net of expenses assumed and or waived or reimbursed. If the Fund had borne all expenses in its most recent five fiscal years, its expense ratios, without giving effect to the expense offset arrangement described in (e) below would have been as follows:

                  1999         2000         2001       2002         2003
                  ----         ----         ----       ----         ----
Class A           19.68%       9.92%        9.50%     10.82%        9.24%
Class B           20.22%      10.72%       10.28%     11.56%        9.98%
Class C           20.41%      10.01%       10.13%     11.28%       10.19%
Advisor Class     19.01%       9.61%        9.35%     10.57%        8.69%

(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:

                 1999            2000            2001
                 ----            ----            ----
Class A          2.50%           2.50%           2.50%
Class B          3.20%           3.20%           3.20%
Class C          3.20%           3.20%           3.20%
Advisor Class    2.20%           2.20%           2.20%

                            APPENDIX A

The following is additional information about the Greater China countries.

     Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

     China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

     The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

     China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

     Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power progressed smoothly and Jiang continued the market-oriented policies of Deng. In November 2002, Jiang was succeeded by Hu Jintao as the leader of China's Communist Party, but Jiang remains powerful. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.

     In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.

     China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. China's long sought admission to the World Trade Organization, however, which became effective on January 1, 2002, enhances China's status in the international community. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

     China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be affected significantly by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.

     The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

     The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so.

     It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

     Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

     Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

     For more information about the Fund, the following documents are available upon request:

     o    Annual/Semi-Annual Reports to Shareholders

     The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     o    Statement of Additional Information (SAI)

     The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

     You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:   Alliance Global Investor Services
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information:   (800) 221-5672
           For Literature:    (800) 227-4618

     Or you may view or obtain these documents from the
Commission:

     o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

     o Reports and other information about the Fund are available on the EDGAR Database on the Commission's
          Internet site at http://www.sec.gov.

     o Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section,
          Washington, DC 20549-0102.

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com


SEC File No: 811-08201

Privacy Notice

Alliance Capital Management L.P., the Alliance Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.



00250.0157 #425587 v2

(LOGO)             ALLIANCEBERNSTEIN GREATER CHINA '97 FUND, INC.

-----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

-----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                         November 3, 2003

-----------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated November 3, 2003, for AllianceBernstein Greater China '97 Fund, Inc. (the "Fund") that offers the Class A, Class B, Class C and Advisor Class shares of the Fund (the "Prospectus"). Financial statements for the Fund for the year ended July 31, 2003 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                        -----------------
                                                             Page
                                                             ----

Description of the Fund.....................................
Management of the Fund......................................
Expenses of the Fund........................................
Purchase of Shares..........................................
Redemption and Repurchase of Shares.........................
Shareholder Services........................................
Net Asset Value.............................................
Dividends, Distributions and Taxes..........................
Portfolio Transactions......................................
General Information.........................................
Financial Statements and Report of Independent..............
   Auditors.................................................
Appendix A: Additional Information About China,
               Hong Kong and Taiwan.........................  A-1
Appendix B:    Certain Investment Practices.................  B-1
Appendix C:    Debt Securities Ratings......................  C-1
Appendix D:    Statement of Policies and
   Procedures for Voting Proxies ...........................  D-1
Appendix E:    Commission Schedule..........................  E-1

--------
SM:  This is a service mark used under license from the owner.

-----------------------------------------------------------------

                     DESCRIPTION OF THE FUND

-----------------------------------------------------------------

          The "Fund" is a non-diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous notice to its shareholders. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective
--------------------

          The Fund's investment objective is to seek long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. In furtherance of its investment objective, the Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

Investment Policies and Practices
---------------------------------

          Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies. This policy will not be changed without 60 days' prior written notice to shareholders. In addition, for purposes of this policy net assets includes any borrowings for investment purposes. In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will not invest in debt securities other than investment grade securities. Should a debt security in which the Fund is invested be downgraded below investment grade or be determined by Alliance Capital Management L.P. the Fund's investment adviser (the "Adviser" or "Alliance") to have undergone a similar credit quality deterioration, the Fund will dispose of that security. See "Appendix C--Debt Securities Ratings."

          The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;
(v) invest up to 20% of its net assets in loans and other direct debt securities; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. All or some of the policies and practices listed above may not be available to the Fund in one or more of the Greater China countries, and the Fund will utilize these policies only to the extent permissible.

          The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act. With respect to currency swaps, standby commitment agreements and other commitments that may have the effect of requiring the Fund to increase its investment in a borrower or other issuer, the net amount of the excess, if any, of the Fund's obligations over its entitlements will be accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian.

          Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

          Certain Fundamental Investment Policies. The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

          The Fund may not:

          (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry;

          (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made;

          (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          (iv) make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          (v) participate on a joint or joint and several basis in any securities trading account;

          (vi) invest in companies for the purpose of exercising control;

          (vii) issue any senior security within the meaning of the Act;

          (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open an equal amount of such securities or securities convertible into or exchangeable for without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box") and unless not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

          (ix) (a) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (c) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Directors and Officers
----------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                    PORTFOLIOS     OTHER
NAME, ADDRESS,             PRINCIPAL                IN FUND        DIRECTOR-
AGE OF DIRECTOR            OCCUPATION(S)            COMPLEX        SHIPS
(YEARS OF                  DURING PAST              OVERSEEN BY    HELD BY
SERVICE*)                  5 YEARS                  DIRECTOR       DIRECTOR
---------                  -------                  --------       --------

INTERESTED DIRECTORS

John D. Carifa,** 58,      President, Chief         116            None
1345 Avenue of the         Operating Officer and
Americas,                  Director of Alliance
New York, NY  10105 (5)    Capital Management
                           Corporation ("ACMC"),
                           with which he has been
                           associated since prior
                           to 1998.

Tak-Lung Tsim,** 57,       A Principal of T.L.      1              None
T.L. Tsim & Associates     Tsim & Associates
Limited                    Limited, a consulting
Suite 1001                 company which he
Century Square             established in August
1 D'Aguilar St. Central    1994.  Chairman of
Hong Kong (5)              New-Alliance Asset
                           Management (Asia)
                           Limited.  Member of Li
                           Po Chun United World
                           College, Director of
                           Playmates Holdings
                           Limited, Far Eastern
                           Polychem Industries and
                           China Medical Science
                           Limited.

DISINTERESTED DIRECTORS

David H. Dievler,#+ 73,    Independent              101            None
P.O. Box 167, Spring       consultant.  Until
Lake, New Jersey 07762 (5) December 1994 he was
                           Senior Vice President
                           of ACMC responsible
                           for mutual fund
                           administration. Prior
                           to joining ACMC in
                           1984 he was Chief
                           Financial Officer of
                           Eberstadt Asset
                           Management since 1968.
                           Prior to that he was a
                           Senior Manager at
                           Price Waterhouse & Co.
                           Member of American
                           Institute of Certified
                           Public Accountants
                           since 1953.

William H. Foulk, Jr.,#+   Investment Adviser and   113            None
70,                        an independent
2 Sound View Drive,        consultant.  He was
Suite 100,                 formerly Senior Manager
Greenwich, Connecticut     of Barrett Associates,
06830 (5)                  Inc., a registered
                           investment adviser,
                           with which he had been
                           associated since prior
                           to 1998. He was
                           formerly Deputy
                           Comptroller of the
                           State of New York and,
                           prior thereto, Chief
                           Investment Officer of
                           the New York Bank for
                           Savings.

Clifford L. Michel, #+,    Senior Counsel of the    97             Placer
64,                        law firm of Cahill                      Dome,
15 St. Bernard's Road,     Gordon & Reindel since                  Inc.
Gladstone, New Jersey      February 2001 and a
07934                      partner of that firm
                           for more than
                           twenty-five years prior
                           thereto.  He is
                           President and Chief
                           Executive Officer of
                           Wenonah Development
                           Company (investments)
                           and a Director of
                           Placer Dome, Inc.
                           (mining).

--------
*    There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested person", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance. Mr. Tsim is an "interested person", as defined in the 1940 Act, due to his position as Consultant of T.L. Tsim and Associates Limited.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

          The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

          In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

          The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered an expense limitation agreement for the Fund that sets expense caps on overall Fund expenses and provides for waiver of fees by the Adviser or reimbursement of expenses if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

          The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                 AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES IN
                        DOLLAR RANGE OF EQUITY   THE ALLIANCEBERNSTEIN
                        SECURITIES IN THE FUND   FUND COMPLEX AS OF
                        AS OF DECEMBER 31, 2002  DECEMBER 31, 2002
                        -----------------------  -----------------

John D. Carifa          None                     Over $100,000
Tak-Lung Tsim           None                     $1-$10,000
David H. Dievler        None                     Over $100,000
William H. Foulk, Jr.   None                     Over $100,000
Clifford L. Michel      None                     Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*             POSITION(S) HELD         PRINCIPAL OCCUPATION
AND (AGE)                      WITH FUND                DURING PAST 5 YEARS
---------                      ---------                -------------------

John D. Carifa, (58)           Chairman and President   See biography above.

Matthew W.S. Lee, (40)         Senior Vice President    Vice President of
                               and Chief Investment     ACMC,** with which he
                               Officer                  has been associated
                                                        since prior to 1998.

Edmund P. Bergan, Jr., (53)    Secretary                Senior Vice President
                                                        and General Counsel
                                                        of AllianceBernstein
                                                        Investment Research
                                                        and Management, Inc.
                                                        ("ABIRM")** and
                                                        AGIS,** with which he
                                                        has been associated
                                                        since prior to 1998.

Christina A. Morse, (38)       Assistant Secretary      Assistant Vice
                                                        President and Counsel
                                                        of ABIRM,** with
                                                        which she has been
                                                        associated since
                                                        prior to 1998.

Mark D. Gersten, (53)          Treasurer and Chief      Senior Vice President
                               Financial Officer        of AGIS** and Vice
                                                        President of ABIRM,**
                                                        with which he has
                                                        been associated since
                                                        prior to 1998.

Vincent S. Noto, (38)          Controller               Vice President of
                                                        AGIS,** with which he
                                                        has been associated
                                                        since prior to 1998.

--------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM and AGIS are affiliates of the Fund.

          The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended July 31, 2003 and the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                    Total
                                                    Number of     Total
                                                    Investment    Number of
                                                    Companies     Investment
                                                    in the        Portfolios
                                                    Alliance-     Within the
                                      Total         Bernstein     Alliance-
                                      Compensation  Fund          Bernstein
                                      From the      Complex,      Fund Complex,
                                      Alliance-     Including     Including the
                                      Bernstein     the Fund, as  Fund, as to
                                      Fund          to which the  which the
                       Aggregate      Complex,      Director is   Director is a
Name of Director       Compensation   Including     a Director    Director or
of the Fund            From the Fund  the Fund      or Trustee    Trustee
-----------            -------------  --------      ----------    -------

John D. Carifa         $0             $0                51           116
David H. Dievler       $3,725         $246,238          47           101
William H. Foulk, Jr.  $3,850         $241,700          48           113
Clifford L. Michel     $4,250         $201,950          44            97
T.L. Tsim              $3,500         $3,000             1             1

          As of October 3, 2003, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

          Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2003, totaling approximately $426 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

          At March 31, 2003, Alliance Holding owned approximately
76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

          Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. For the year ended July 31, 2003, the cost of certain legal and accounting services amounting to $135,000, provided to the Fund by the Adviser was waived.

          Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. The fee is accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20% and 2.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Fund's fiscal year end. For the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001 the Adviser received from the Fund, after waivers and/or reimbursements, $0, $0 and $0, respectively, in advisory fees.

          The Advisory Agreement became effective on July 29, 1997 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on July 29, 1997, and by the Fund's initial shareholder on July 30, 1997.

          The Advisory Agreement remains in effect for successive twelve-month periods (computed from each July 1), if approved annually (a) by the Directors of the Fund or by the holders of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Directors who are not parties to the agreement, or "interested persons", as defined by the 1940 Act, of any such party, at a meeting called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for another annual term by the Directors of the Fund, including a majority who are not "interested persons", as defined in the 1940 Act, at their Regular Meeting held on April 16, 2003.

          The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Small Cap Growth Fund, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Consultant to the Adviser
-------------------------

          In connection with its provision of advisory services to the Fund, Alliance has retained at its expense as a consultant New-Alliance Asset Management (Asia) Limited ("New Alliance"), a joint venture company headquartered in Hong Kong which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited ("SHKP"). New Alliance will provide Alliance with ongoing current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, New Alliance has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

          During the Fund's fiscal year ended July 31, 2003, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $6,507 which constituted 0.30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $377,563. Of the $384,070 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $5,535 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $236,484 for compensation to broker-dealers and other financial intermediaries (including, $165,062 to the Fund's Principal Underwriters), $1,889 for compensation to sales personnel, and $140,162 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

          During the Fund's fiscal year ended July 31, 2003, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $31,852, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $83,381. Of the $115,233 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $1,229 was spent on advertising, $12 on the printing and mailing of prospectuses for persons other than current shareholders, $79,062 for compensation to broker-dealers and other financial intermediaries (including, $33,264 to the Fund's Principal Underwriters), $744 for compensation to sales personnel, $29,860 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $4,326 was spent on interest on Class B shares financing.

          During the Fund's fiscal year ended July 31, 2003, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $15,929, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $105,988. Of the $121,917 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $1,159 was spent on advertising, $21 on the printing and mailing of prospectuses for persons other than current shareholders, $83,503 for compensation to broker-dealers and other financial intermediaries (including, $35,884 to the Fund's Principal Underwriters), $1,989 for compensation to sales personnel, $35,099 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $146 was spent on interest on Class C shares financing.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $1,864,427 (40.25% of the net assets of Class B) and $595,893
(12.27% of the net assets of Class C).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") that effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for another annual term by the Board of Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their Annual Meeting held on April 16, 2003.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares. For the fiscal year ended July 31, 2003, AGIS was entitled to receive $35,620 under the Transfer Agency Agreement.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix D.

-----------------------------------------------------------------

                        PURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class Shares"), in each case as described below. All of the shares of the Fund, except Advisor Class shares, are subject to Rule 12b-1 asset based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

          Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries"), or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day, on which the Exchange is open for trading.

          The respective per share net asset values of the various classes of shares of the Fund are expected to be substantially the same. However, the per share net asset values of the Class B and Class C shares will generally be slightly lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee,
(iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements:
Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a deferred sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $250,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, the aggregate amount of underwriting commission payable with respect to shares of the Fund were $17,528, $12,504 and $39,231, respectively. Of that amount, the Principal Underwriter received the amounts of $974, $1,198 and $3,597, respectively, which represented that portion of the sales charges paid on shares of the Fund sold during the period which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended July 31, 2003, 2002 and 2001, the Principal Underwriter received CDSCs of $-0-, $-0- and $-0-, respectively, on Class A shares, $5,881, $9,806 and $11,958, respectively, on Class B shares and $2,851, $1,058 and $3,290, respectively, on Class C shares.

          Class A Shares. The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                           Sales Charge
                           ------------

                                                                Discount or
                                                                Commission to
                                                                Dealers or
                                              As % of the       Agents As % of
                             As % of Net      Public Offering   Offering
Amount of Purchase           Amount Invested  Price             Price
------------------           ---------------  -----             -----

Less than
   $100,000...............   4.44%            4.25%             4.00%
$100,000 but
   less than
   $250,000...............   3.36             3.25              3.00
$250,000 but
   less than
   $500,000...............   2.30             2.25              2.00
$500,000 but
   less than
   $1,000,000*............   1.78             1.75              1.50

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

          With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Class C Shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares-Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A shares - Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal
               Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group
               Retirement Plans".

          Class B Shares. Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Proceeds from the CDSC on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

          The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                            Contingent Deferred Sales Charge as a
Years Since Purchase        % of Dollar Amount Subject to Charge
--------------------        ------------------------------------

Less than one                               4.0%
One                                         3.0%
Two                                         2.0%
Three                                       1.0%
Four or more                                None

          In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or
(vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

          Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or
(vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary,
(iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.

          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem the shareholder's Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates the Fund as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC redemption. Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to
AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available for plans with assets of less than $1 million.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. In addition, as described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment options under their plans prior to September 2, 2003.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. Class A sales charge reductions are available. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase". By combining such purchases, shareholder may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

      Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc. AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate Diversified Municipal Portfolio
  -Intermediate California Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -Short Duration Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Statement of Intention. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

-----------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of the shareholder's shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

          To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or selected financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

-----------------------------------------------------------------

                       SHAREHOLDER SERVICES

-----------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments (such as the terrorist attacks of September 11, 2001) it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

-----------------------------------------------------------------

                         NET ASSET VALUE

-----------------------------------------------------------------

          The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors ("Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security; and

          (k) All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

          Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

          The Fund may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

          Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

          The following summary addresses only principal United States federal income tax considerations pertinent to the Fund and to shareholders of the Fund who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are nonresident alien individuals, foreign corporations or other foreign persons may be substantially different. Following the summary of federal income tax matters is a summary of principal Greater China country tax matters pertinent to the Fund and its shareholders. The summaries for the United States and the Greater China countries are based upon the advice of counsel for the Fund with respect to the country involved and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

          In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of
Dividends and Distributions
----------------------------------------

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the United States Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals at a maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Income Taxes. As discussed under "Foreign Taxation" below, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

          The Fund intends to meet for each fiscal year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

          The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to treat such foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." In some cases, the Fund may be able to elect to "mark-to-market" stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

          Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. It is anticipated that any regulations issued under this authority will not apply to the type of hedging transactions in which the Fund intends to engage.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Foreign Taxation
----------------

          Set forth below is information concerning the taxation by the Greater China countries of income received by the Fund, of shareholders of the Fund and of transactions by the Fund.

          The Fund has been advised that neither the Fund nor any of the Fund's shareholders will be considered, insofar as relevant for tax purposes, as a resident of or having an establishment or a permanent establishment in any Greater China country, or as engaged in, as carrying on a trade, profession or business in, or as rendering independent personal services from a fixed base in, any of these countries solely as a result of the activities contemplated by the Prospectus and this SAI. Certain of the tax exemptions and reductions referred to below are dependent on the Fund's not having such a status, and it is the intention of the Fund to conduct its affairs in such a manner. To the extent applicable law or the manner in which such law is interpreted changes or the Fund otherwise changes the manner in which it conducts its activities, the Fund and its shareholders may be subject to higher taxes than those indicated.

          China. The Fund will not currently be subject to any China income tax either (i) on dividends it receives on "B" shares of a China company listed on the Shanghai or Shenzhen Stock Exchanges or on shares of a China company listed on a non-China securities exchange, including "H" shares listed on the Hong Kong Stock Exchange, or (ii) on capital gains which the Fund derives from the sale of any such shares. These shares, which are primary categories of equities of China companies for acquisition by the Fund, are discussed in "Appendix A: Additional Information about China, Hong Kong and Taiwan--China--Securities Markets" in this SAI. These exemptions are pursuant to a July 21, 1993 notice issued by the China State Tax Bureau. Absent this notice, which may hereafter be withdrawn, such dividends would be subject to withholding tax at the rate of 10%, the maximum rate permitted by application of the current tax treaty between the U.S. and China (the "U.S./China Treaty"), and such gains would be subject to withholding at the normal rate, currently 10%. Other China-source dividends and gains on the disposition of securities, including debt securities, would be taxable to the Fund at the rate of 10%. Interest on China source indebtedness will be subject to withholding tax at the maximum rate of 10% as so limited by the U.S./China Treaty. Transfers of "B" shares are subject to a stamp duty at the rate of 0.2% of the transaction price imposed on each of the buyer and seller.

          Hong Kong. Dividends and interest received by the Fund in respect of investments in securities of Hong Kong companies, whether or not listed on the Hong Kong Stock Exchange, will not be subject to any Hong Kong income tax. Also, Hong Kong does not impose any tax on capital gains realized by the Fund from the disposition of such securities. Transfers of shares of companies on a Hong Kong share register, including "H" Shares and shares of other companies incorporated outside of Hong Kong which are listed on the Hong Kong Stock Exchange, are subject to a stamp duty at the rate of 0.2% of the amount of the transfer price or, if higher, the fair value of the shares, which tax is usually borne equally by the buyer and the seller in respect of transactions on the Hong Kong Stock Exchange. There is at present no tax treaty between the United States and Hong Kong.

          Taiwan. Dividends and interest received by the Fund as a QFII (See "Appendix A: Additional Information about China, Hong Kong and Taiwan--Taiwan--Securities Transactions" in this SAI for information concerning QFIIs) from sources in Taiwan will be subject to Taiwan income withholding tax at the rate of 20%. A tax on capital gains arising from securities transactions is currently suspended and gains on transactions in securities realized by the Fund are therefore not currently subject to tax. A transaction tax on the transaction price is imposed on the seller at the rate of 0.3% for most stock transactions. Transactions in debt securities are exempted from the transaction tax. There is at present no tax treaty between the United States and Taiwan.

-----------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS

-----------------------------------------------------------------

          The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are effected may be useful to the Adviser in connection with advisory clients other than the Fund.

          Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

          Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the NASD, and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser.

          During the Fund's fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, the Fund incurred brokerage commissions amounting in the aggregate to $45,513, $27,511 and $26,529, respectively. During the Fund's fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to SCB & Co. During the Fund's fiscal year ended July 31, 2003, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the Fund's fiscal year ended July 31, 2003, the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through SCB & Co. During the Fund's fiscal year ended July 31, 2003, transactions in portfolio securities of the Fund aggregating $18,890,632 with associated brokerage commissions of approximately $45,618 were allocated to persons of firms supplying research services to the Fund or the Adviser.

          Many of the Fund's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Capitalization
--------------

          The Fund is a Maryland corporation organized in 1997 under the name "Alliance Greater China '97 Fund, Inc." The name of the Fund became "AllianceBernstein Greater China '97 Fund,
Inc." on March 31, 2003.

          The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

          As of the close of business on October 3, 2003 there were 2,319,414 shares of common stock of the Fund outstanding, including 824,275 Class A shares, 777,294 Class B shares, 652,692 Class C shares and 65,153 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 3, 2003.

Name and Address                  o. of Shares         % of Class
----------------                  ------------         ----------

Class A
-------

Merrill Lynch, Pierce, Fenner
   & Smith for the Sole Benefit
   of Its Customers
Attn:  Fund Admin. (97RU8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           709,368              13.56%

Dean Witter Reynolds
Attn: Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ  07311                118,001              14.63%

Class B
-------

Merrill Lynch, Pierce, Fenner
   & Smith For the Sole Benefit
   of Its Customers
Attn: Fund Admin. (97RO1)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484           150,002              19.35%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza 2nd Floor
Jersey City, NJ 07311                  97,712              12.60%

Class C
-------

MLPF&S For The Sole Benefit Of
  Its Customers
Attn: Fund Admin (97R08)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL  32246-6484           45,679               7.19%

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St., FL 3
New York, NY  10001-2402               69,109              10.88%

Dean Witter Reynolds
Attn:  Mutual Fund Opers.
2 Harborside Plaza, 2nd FL.
Jersey City, NJ  07311                236,038              37.17%

UBS Financial Services Inc.,
FBO Jack Joseph Smith
PO Box 3449
Saratoga, CA  95070-1449               39,012              37.17%

Advisor Class
-------------

Merrill Lynch
Attn: Fund Admin (97LS9)
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246-6486           45,453              71.39%

Prudential Securities Inc.
Special Custody Account for
Exclusive Benefit of Customers
Attn:  Surpas Omnibus Dept.
1 New York Plaza
New York, NY  10292-0001                6,034               9.48%

Custodian
---------

          Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel
-------

          Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New
York, New York.

Independent Auditors
--------------------

          Ernst & Young LLP, 5 Times Square, New York, New York,
10036 has been appointed as independent auditors for the Fund.

Performance Information
-----------------------

          From time to time the Fund advertises its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, the Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one, five and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

          The Fund's returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return and after-tax return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

          Returns shown in the table, for each class for the one-, five- and ten-year periods ended July 31, 2003 (or since inception through the date, as noted), reflect imposition of the maximum front-end sales charge or CDSC as well as conversion of Class B shares to Class A shares after the applicable period.

                                           5 Years          10 Years
                         Year Ended        Ended            Ended
                         7/31/03           7/31/03          7/31/03
                         -------           -------          -------

Class A Return Before
        Taxes              13.25%            12.09%         (2.46)%*

        Return After
        Taxes on
        Distributions      12.74%            11.99%         (2.59)%*

        Return After
        Taxes on
        Distributions
        and Sale of
        Fund Shares         8.54%            10.51%         (2.16)%*

Class B Return Before
        Taxes              13.32%            12.18%         (2.50)%*

Class C Return Before
        Taxes              16.05%            12.13%         (2.54)%*

Advisor Return Before
Class   Taxes              18.55%            13.37%         (1.47)%*

*Inception Dates: Class A - September 3, 1997
                  Class B - September 3, 1997
                  Class C - September 3, 1997
                  Advisor Class - September 3, 1997

          Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc., and Morningstar, Inc., advertisements comparing the performance of the Fund against various indices or other investments and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund. The Fund's annual report contains additional information and is available to shareholders upon request and without charge.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission (the "SEC") under the Securities Act 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

-----------------------------------------------------------------

                 FINANCIAL STATEMENTS AND REPORT
                     OF INDEPENDENT AUDITORS

-----------------------------------------------------------------

          The financial statements of the Fund for the year ended July 31, 2003 and the report of Ernst & Young LLP, independent auditors, included therein, are incorporated herein by reference to its annual report. The annual report was filed on Form N-CSR with the SEC on October 14, 2003. It is available without charge upon request by calling AGIS at (800) 227-4618.

-----------------------------------------------------------------

                           APPENDIX A:

                      INFORMATION CONCERNING
                   CHINA, HONG KONG AND TAIWAN

-----------------------------------------------------------------

          The information in this Appendix is based on material obtained by the Fund from various governmental and other sources which is believed to be accurate but all of which has not been independently verified by the Fund or the Adviser. Many of the indicated numbers, including percentage information, is, whether or not so specified, estimated or approximate. The information provided is not intended to be a complete description of the subject matter covered.

                              CHINA

          With a population of 1.3 billion according to the fifth national population census conducted in November 2000, the People's Republic of China is home to approximately 21% of the world's population. It is the world's third largest nation in terms of land area, next only to Russia and Canada, with approximately 3.7 million square miles; it shares borders with 16 nations, including Russia, India, North Korea and Vietnam; its vast and diverse terrain includes the Himalayan Mountains, the Gobi Desert and tropical areas in the southeast. Politically, China is divided into 22 provinces, five autonomous regions and four municipalities.

History and Politics
--------------------

          China claims to be the oldest continuous civilization, first unified as a nation in 221 B.C. In this century, China's political system has moved from its first republic (1911-1949) to a one-party communist state, after a civil war which ended in 1949 with the victory of the communist revolutionaries led by Mao Zedong. Under his rule, the Chinese Communist Party (the "CCP") established China's present governmental structure under which all aspects of the Chinese economy were centrally planned and implemented by the CCP. After his death in 1976, China's economic system began a process of reformation under the leadership of Deng Xiaoping marked by a trend as described below toward capitalism, private ownership and an easing of restrictions on foreign investment.

Government
----------

          China is officially designated as a "people's republic", defined by the Chinese government as a dictatorship of the working classes. It has a one-party political system controlled by the CCP, which as of the end of 1998 had over 60 million members. The highest ranking legislative body in the State hierarchy is the National People's Congress ("NPC"), composed of approximately 3,000 members indirectly elected from lower-level People's Congresses held every five years. The NPC, which meets once a year for two or three weeks, is empowered to amend the Chinese Constitution, enact and amend laws, and examine and approve national economic and social plans. Historically, however, the NPC has been viewed as less of a law-making body than as an organization structured solely to enact CCP policies. When not in session, the powers of the NPC are vested in a Central Committee, composed of approximately 200 members. The highest organ of state administration is the State Council, whose members are elected by the NPC, acting on recommendations from the CCP and presided over by an executive board made up of approximately 15 members.

          The CCP structure parallels the governmental structure, and often, the two systems overlap, with little distinction between government and party positions. The CCP is governed by an 188-member Central Committee, elected every five years. The Central Committee normally convenes twice a year. When not in session, the Politburo is vested with the Central Committee's power. The power of the Politburo, which currently consists of 20 members, is further centralized in the Politburo Standing Committee. This Standing Committee is seen as the real focus of power in China, as it sets CCP policy and controls all administrative, legal and executive appointments. The Standing Committee currently consists of seven members, including Jiang Zemin, who holds the positions of President, Party General Secretary and Chairman of the Central Military Committee and Zhu Rongji, the new Prime Minister.

          Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of the CCP. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have continued to increase. He continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping.

Economy
-------

          China's economy is centrally planned by the government through the use of a series of economic and social development plans, which set overall targets for different sectors of the economy. China is now in its Tenth Five-Year Plan (2001-2005), which establishes official economic targets through the year 2005. Since market-oriented reforms were initiated under Deng, China's economy has been in the process of transforming from a rural agricultural economy into a modern manufacturing nation. China's economy has seen rapid growth in recent years, with yearly double digit percent increases in the growth of its gross domestic product ("GDP") from 1990 to 1995. China's growth has been sustained but at a less rapid rate since 1995. China's real GDP growth rates in 1998, 1999, 2000, 2001 and 2002 were 7.8%,
7.1%, 8.0%, 7.3% and 8.0%, respectively. Real GDP is estimated to have grown by 9.9% year-on-year in the first quarter of 2003. The growth in China's GDP has been attributed to the government's three-pronged approach of lowering interest rates, increasing government spending and supporting exports by reducing export taxes and granting rebates. China's Tenth Five-Year Plan (2001-2005) recognizes that the market mechanism is playing an increasing role in the distribution of resources and sets a goal of doubling GDP by 2010.

          Until recently, China's economy was dominated by State-owned enterprises ("SOEs"). Increasingly, China's economy is being transformed, in accordance with the government's economic plans, from a state-controlled system to a system of private ownership. With more than half of China's SOEs reporting losses, a major economic challenge for China is to reform inefficient SOEs without creating an unacceptable level of unemployment. China made great progress in the reform of SOEs in 1997. President Zemin announced plans to sell, merge, or close most SOEs at the September 1997 meeting of the National Congress of the CCP. As part of the government's plan for increased public ownership (a euphemism for privatization), 675 SOEs were declared bankrupt and closed, and an additional 1022 SOEs were merged. Losses were curbed and net industrial profits for the remaining SOEs increased by 11.9% in 1997. Overall, net industrial profits for SOEs increased by 4.9% in 1998 and 8.3% in the first quarter of 1999. The reform of SOEs has slowed since mid-1998 due to an effort to stimulate production and prevent a rapid rise in unemployment, but in July 1999 President Zemin reconfirmed his commitment to intensifying efforts to restructure China's SOEs. According to official statements, by the end of 2000, 70% of the 6,599 large and medium-sized SOEs that were in the red in 1997 had moved into the black, been restructured or merged, and SOEs on an overall basis had moved out of the red. Profits of SOEs and enterprises with the controlling share held by the state are estimated to have declined by 9.2% in 2001, while the industrial sector as a whole is expected to register a 7.4% rise in profits. The official urban unemployment rate rose to 3.6% in 2001 from 3.1% in 2000 (with higher rates reported locally), and is expected to continue to rise due to the lay-offs resulting from SOE reform. The Tenth Five-Year Plan (2001-2005) contemplates an average urban unemployment rate of 5% of the officially registered urban workforce, up from 3.5% in 2000. The official measurement is viewed as an understatement of the problem, however. China is combating the effects of unemployment with a newly established national "social public pension fund" and accelerated reform of its social security system. Additionally, a minimum-income security system has been established in more than 300 cities. The government is also promoting the creation of more jobs. Another problem facing China is the widening income gap between urban and rural residents, as well as between the wealthier coastal provinces and the interior. After decades of double digit inflation, the consumer price index rose by only 2.8% in 1997. During 1998 and 1999, the consumer price index fell by 0.8% and 1.3%, respectively. To address the deflationary conditions, the government has attempted to reduce the supply of low-priced, illegal imports and to cut oversupply and introduce price floors in selected industries. These efforts, together with rising oil prices and strengthened retail sales growth in urban areas, contributed to a modest rise of 0.4% in 2000 and 0.7% in 2001. In 2002, the consumer price index fell by 0.8%.

          The collective and private sectors have played an increasingly important role in China's economic development. The collective sector includes township and village enterprises often combined with some measure of foreign investment or privately owned enterprises. The private sector has shown the strongest growth in recent years, with a 14.5% increase in value-added industrial output, as compared to a 7.4% increase for the collective sector and a 10.1% increase for SOEs in 2000. In 2001, the private sector showed a 10.4% increase in value-added industrial output, as compared to a 7.2% increase for the collective sector and a 8.1% increase for SOEs. In 2002, the private sector showed a 13.3% increase in value-added industrial output, as compared to an 8.6% increase for the collective sector and an 11.7% increase for SOEs. Growth in the collective and private sectors is expected to continue. Manufacturing in China has been rapidly moving into private hands, particularly in the five Special Economic Zones where tax incentives, among other factors, have encouraged investment by both local and foreign investors. Foreign direct investment declined slightly in 1998 and 1999. In 2000, foreign direct investment remained at 1999 levels, but pledged foreign direct investment rose by 50.8%, to US$62.66 billion, due in large part to the prospect of China's entry into the World Trade Organization ("WTO"). During 2001, foreign direct investment rose by 14.9% year-on-year and pledged foreign direct investment rose by 10.4% year-on-year. During 2002, foreign direct investment rose by 12.5% to US$52.7 billion. Thus, China not only surpassed the US$50 billion threshold for the first time, but also overtook the U.S. to become the largest recipient of foreign investment in the world. Manufacturing jobs have been moving into China from other Asian nations as a result of, among other factors, China's low wages and large pool of comparatively cheap labor.

          Another aspect of China's continued plan of economic development is the government's continued investment in infrastructure development programs, which are seen as necessary to sustain China's current level of economic performance. In early 1998 the government decided to accelerate the construction of certain infrastructure projects and formulated policies to support these priority projects, chosen to increase investment in key fixed assets. The environmental impact of the Three Gorges Dam project, which is among the largest of the projects in progress, is currently being criticized because of the issue of silt levels. This criticism comes in the wake of severe flooding that occurred during mid-1998. The severity of the flooding, which caused 4,610 deaths and an estimated US$36.4 billion in damage, was dramatically increased by the effects of silting caused by man-made activities. Environmental concerns are becoming more widespread in China and more frequently addressed, with water pollution and water shortages viewed as a serious hindrance to growth. The Tenth Five-Year Plan (2001-2005) makes the environment a priority and includes a program that will raise spending to 0.9% of GDP as a National Ecosystem Building Program is implemented. Other infrastructure projects include road-building, low-cost housing, rural power and urban facilities projects. In mid-December 2000 it was reported that China will build a railway line into Tibet. The project is expected to cost US$2.4 billion and take eight years to complete. China is also planning to reform its state-run railway system by separating ownership and management. The railways are expected to be partially privatized and open to foreign investment. The government also intends to reduce its use of coal and rely more on natural gas and nuclear powers. In this regard China has embarked on the construction of a large-scale liquefied natural gas import complex and expects to have 11 nuclear power plants in operation by 2005. In mid-2000, verified geological reserves of
10.21 million tons of oil and 1.098 billion cubic meters of natural gas were found by the North China Oilfield.

          China's foreign trade grew by 12.1% in 1997, to US$325.06 billion, making China the world's tenth largest trading nation. China accrued an estimated trade surplus of approximately US$46.3 billion in 1997. Foreign trade volume remained about the same in 1998. Exports grew by 0.4% and imports fell by 1.3%, leaving a trade surplus of US$46.6 billion for 1998. In 1999, exports grew by 11.2% and imports rose by 6.1%, leaving a trade surplus of US$35.7 billion. In 2000, China's exports grew by 27.6% and China's imports grew even faster, by 35.8%, due in part to adverse terms of trade as certain commodity prices were up strongly, leaving a trade surplus of US$23.9 billion. In 2001, export growth again lagged behind import growth, but a sharper deceleration in import growth (which fell from 35.8% in 2000 to 8.2%) than in export growth (which fell from 27.8% in 2000 to 6.8%) prevented the trade surplus from shrinking much. During 2002, the value of China's trade expanded by 21.8% to US$620.8 billion; the trade surplus grew by 34.7%, from US$22.5 billion to US$30.4 billion. During 2000, SOE exports rose by 18.2% and imports by 33.4%, resulting in a surplus of US$17.5 billion. During 2001, however, SOE exports shrank by 2.8% and imports rose by 4.7%, resulting in a surplus of US$9.7 billion. During 2002, both SOE exports and SOE imports grew, by 8.5% and 10.6%, respectively, resulting in a surplus of $US8.4 billion.

          Following more than ten years of negotiation, China was formally admitted to the WTO on December 1, 2001, effective January 1, 2002. China's admission to the WTO signals the transformation of China's semi-closed economic system, an ongoing process that will require China to undertake a series of difficult economic reforms. While there have been longstanding efforts to reform China's domestic economy, China's access to the WTO adds impetus to these efforts because China has made formal commitments in connection with the WTO accession agreement.

Banking and Finance
-------------------

          Banking in China is controlled by the wholly state-owned People's Bank of China ("PBC"), the central bank of China. The PBC has the same status under Chinese law as a department of the government under the direct control of the State Council. In addition to its central bank functions, which include international settlements in connection with foreign trade and non-trade transactions, international interbank deposits and remittances, the buying and selling of foreign exchange and issuing bonds and other securities in foreign currencies, the PBC enjoys considerable autonomy in management and in operating as a full-fledged commercial bank. In the summer of 1998, the PBC announced that it would set up six major regional branches while at the same time cutting the number of existing branches. The move is aimed at improving central monitoring and reducing local interference.

          As a State owned unit, the PBC has been instrumental in the implementation of China's planned economy, particularly through lending in furtherance of government policies. In the past, the State has mandated that more than half of the PBC's lending be in the form of policy loans, many of which are in essence government expenditures. The practice of using loans to subsidize unprofitable SOEs was decreasing in accordance with the move to reform SOEs. However, in an attempt to bolster SOE productivity and boost the economy, state-owned banks were recently ordered to increase lending to SOEs. Historically, SOEs have defaulted on repayment of these loans. In March 1999, the PBC announced that 10% of Chinese banks' loans were "unrecoverable," much higher than the official figure of 2.9% that had been reported for the end of 1998. In April 2002, China's largest bank, the Industrial and Commercial Bank of China, estimated that bad loans accounted for almost 30% of all loans. Independent analysts, however, estimated an even higher figure. In May 1999, the Bank of China, one of China's four major state-owned commercial banks, announced plans to establish an asset management company to take over its bad loans. The other three major banks followed suit. The asset management companies were designed to take over, restructure, and manage the bad loans of their parents, sell assets and design debt-for-equity swaps. By the end of 2000, the four asset management companies had bought assets worth RMB1.4 trillion and 580 SOEs had agreed to swap a further RMB340 billion for equity. At the end of 2001, the asset management companies reported that RMB124.5 billion in assets had been sold, resulting in cash recoveries of RMB26.2 billion. Currently there is no deposit insurance system to protect depositors. In anticipation of China's entry into the WTO, the PBC directed the four state banks to boost capital adequacy ratios to 8% (the Bank for International Settlements standard). China's admission to the WTO has put additional pressure on the Chinese banking sector due to the fact that it will be fully open to foreign competition by the end of 2006.

          In April 2003, a new regulatory body, the China Banking Regulatory Commission ("CBRC") was established to take over the bank regulatory functions of the PBC. The regulatory reorganization is designed to tighten financial supervision and strengthen the ability of China's banks to deal with financial risk. It is anticipated that by the end of 2003, China's first bank supervisory law will be approved. In addition, the government is planning to allow as many as two of the four state banks to launch initial public offerings of their stock both domestically and abroad, which would likely accelerate an overhaul of the banking sector. According to the CRBC, the bad loan ratio for the four state banks fell by four percentage points during the first half of 2003 to 22.2%, and by three-and-a-half percentage points to 19.6% for all of China's banks. The CRBC also noted that these figures may be misleading, as the recent rapid expansion of credit has increased the denominator in the formula for calculating the bad loan ratio. The government's goal is to reduce the ratio to under 15% by 2005.

          China reported a budget deficit of RMB249.1 billion (US$30.2 billion), or 2.8% of GDP, for 2000. In 2001, the budget deficit fell slightly to RMB247.3 billion or 2.6% of GDP. The actual deficit may be much larger than this official amount, however, as non-performing loans to SOEs are not reflected in the official numbers. The government budget deficit grew to about 3.0% of GDP in 2002. Nevertheless, China's external payment position is believed by observers to be sound as China boasts one of the world's largest foreign exchange reserves. China's foreign exchange reserves increased by 33.3% during 1997 to US$142.8 billion, by 4.5% in 1998 to reach US$149.2 billion, by 3.2% in 1999 to reach US$157.7 billion, by 7.1% in 2000 to reach US$168.3 billion, by 25% to reach an estimated US$218.7 billion in 2001 and by 12% to reach in estimated US$291.1 billion in 2002.

          Deposits at all of China's financial institutions at the end of December 2002 increased by RMB1.3 trillion to RMB8.7 trillion, and lending was up 11.6% year-on-year. The M2 (broad money supply) grew 14.7%, 12.3%, 14.4% and 16.8% year-on-year at year-end 1999, 2000, 2001 and 2002, respectively; while the M1 (narrow money supply) increased 17.7%, 16.0%, 12.7% and 16.8% for the same periods. The M0 (cash in circulation) rose 20.1%, 8.9%, 7.1% and 10.1% during the same periods. The monetary unit of China is the Renminbi ("RMB"), and the rate of exchange has averaged 8.3 RMB per U.S. dollar since 1995, and was exchanged at
8.28 RMB per U.S. dollar as of October 1, 2002. In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These centers provide an official forum where foreign invested enterprises ("FIEs") may, under the supervision and control of the State Administration of Foreign Exchange ("SAFE") engage in mutual adjustment of their foreign exchange surpluses and shortfalls. The RMB is not yet fully convertible, however, as only "current account" items, as described below, may be converted freely. Under the rules implemented by SAFE, the Fund, as a FIE, has to establish a "current account" and a "capital account" with a bank authorized to conduct foreign exchange business. SAFE has the authority to determine the maximum amount of foreign exchange a FIE may maintain in its current account in accordance with the paid-up capital of the FIE and its need for foreign exchange working funds. Any foreign currency income in the current account exceeding such maximum limit is required to be sold either to a bank authorized to conduct foreign exchange business or traded through a swap center. Since November 1996, FIEs have been allowed to exchange Renminbi into foreign currencies without prior approval from SAFE if such funds are in respect of "current account items." However, prior approval from SAFE is needed if "capital account items" are to be converted into foreign currencies. "Current account items" include dividends or profits in other forms paid to foreign investors in FIEs. After the payment of applicable taxes, FIEs may distribute dividends in foreign currencies either by applying the balance in their foreign exchange accounts to such distribution in RMB or through a foreign exchange swap center.

          Since 1994, the foreign exchange rate has not been set by the Chinese government. Trading of RMB and foreign currencies is conducted at a rate within a range set daily by the Chinese government determined by reference to supply and demand. There has been speculation that the range will be widened as China opens its markets in compliance with WTO agreements. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions. The initial effect of the abolition of the government's official exchange rate was a 50% devaluation of the RMB against the U.S. dollar by January 1994. Since then, however, the RMB has remained relatively stable against the dollar. On November 21, 1998 Premier Zhu Rongi promised not to devalue the RMB in 1999 as a result of the Asian financial crisis. By mid-1999, however, in light of the stability of China's external debt situation, the need to stimulate domestic demand and the apparent beginnings of economic recovery in the region, it was expected by some economists that the currency would be devalued early in 2000, probably by 10% or less. However, the apparent bottoming out of consumer price deflation and the growth in China's exports has made a devaluation less necessary.

          In 1998, China had over 200 (half the number in 1994) international trust and investment corporations ("ITICs"), which are sponsored by government agencies and state banks. ITICs at that time took corporate deposits and made commercial investments and historically were a hotbed of unregulated activities. Following the 1998 insolvency and subsequent closure of the Guangdong ITIC ("GITIC") because it could not make required interest and principal payments on its US$2 billion foreign debt, new rules were adopted to curb speculative securities investment practices by ITICs, to prohibit banks from providing loans or guarantees for such transactions and to strengthen PBC's regulatory authority over ITICs. Their business activities were further limited when the PBC barred them from accepting deposits, issuing bonds and borrowing from abroad. Early in 2000 the government announced plans to restructure and shut down more than 150 of China's debt-ridden 240 trust and investment companies. It was anticipated that by year-end 2001, there would be only 40 trust and investment corporations operating in China.

Securities Markets
------------------

          China has two officially recognized securities exchanges, the Shanghai Stock Exchange opened in December 1990 and the Shenzhen Stock Exchange opened in July 1991 (the "Exchanges") which developed out of securities exchanges set up to trade State treasury bonds. Trading on the Exchanges has been very volatile since their inception, and the Exchanges continue to be very volatile and prone to wide fluctuations, although measures have been taken during the last several years to stabilize the market. In order to ensure stability and protect investor's interests the Shanghai Stock Exchange is demanding greater financial disclosure from listed companies. The exchange issued new guidelines regulating annual reports of listed companies in January 1998. Additionally, both Exchanges have issued new rules pertaining to listed companies. The rules give the Exchanges the right to suspend trading if: a company reports a loss for two consecutive years; a company's net asset value falls below par value; or if there is any unusual and potential misleading trading. A merger of the two Exchanges was approved in August 2000. Regulators hope that the merger, which is expected to take at least two years to complete, will reduce trading costs, improve market oversight and help cash-strapped state enterprises to raise money.

          In addition, the new Securities Law, which took effect in July 1999, has established more stringent reporting requirements for listed companies and minimum capital requirements for securities firms. Further, the State Economic and Trade Commission issued a notice recently confirming the independence of Chinese companies listed overseas from their mainland parents, which is designed to prevent subsidiaries from being used to fund mainland parents in difficulty. Also, China's Tenth Five-Year Plan (2001-2005) emphasizes regulation of the capital markets and includes proposals to establish an investigative department to target criminal activities in the securities market. In April 2001, the China Securities Regulatory Commission (the "CSRC") announced that it would institute a grading system, whereby securities intermediaries that have violated the rules will be given a lower performance evaluation, which will affect their ability to obtain necessary regulatory approvals. The CSRC also announced that it was in the process of developing a set of core principals and standards of corporate governance in line with international standards. In August 2002, the CSRC for the first time closed down a brokerage firm for undisclosed "irregularities."

          The Exchanges allow for the trading of only two types of shares: A-shares, which may only be held and traded in Renminbi by mainland Chinese investors; and B-shares, until recently, open only to foreign investors, also denominated in Renminbi, but traded in U.S. and Hong Kong dollars. In February 2001, the CSRC announced that domestic investors would be permitted to invest in the hard currency B-shares. While Chinese investors were already responsible for about 80 percent of "B" share transactions, using regulatory loopholes, the new policy is designed to boost confidence in the market and has been viewed as a precursor to unifying the "A" share and "B" share markets. As of August 2003, there were 1,267 companies listed on the
Exchanges: 1,127 issuing "A" shares, 24 issuing "B" shares, 87 issuing "A" and "B" shares, and 29 issuing "A" and "H" shares. From a base of near US$0 in 1990, China's total stock market capitalization swelled to approximately RMB4 trillion (US$480 billion) by mid-2003. The total capitalization of the Shanghai and Shenzhen Stock Exchanges at year-end 2001 was US$525.6 billion, compared with US$578 billion in 2000. Turnover on the Shanghai and Shenzhen markets totalled US$462.6 billion in 2001, compared with US$738 billion in 2000. While full merger of "A" and "B" share markets is not likely in the near future, joint ventures comprised of foreign financial houses and mainland Chinese investors are allowed to purchase "A" shares, and, as noted above, Chinese investors have been given official access to the "B" market. The Chinese government has also allowed certain Chinese companies to list shares on the Hong Kong Stock Exchange, such shares designated as H-shares, and permitted certain companies to list on other foreign exchanges, including 11 companies listed on the New York Stock Exchange. As of August 2003, H-shares of 66 Chinese issuers were listed on the Hong Kong Stock Exchange, and while there are plans to add more, the Hong Kong Stock Exchange's strict listing requirements have prevented many Chinese companies, which do not follow internationally accepted accounting standards, from being listed (see "--Additional Information About Hong Kong--Securities Markets" for additional information on H-shares).

          In July 1999, the government announced an agenda whereby it will eventually relinquish control in most of the listed companies. The government currently holds 30-40% of all shares, either directly or indirectly. Plans to sell state shares were postponed in late 2001 because of fears that a sell-off would overwhelm the market and depress prices. The government still has such plans under consideration, however.

          In September 2000, the CSRC announced that it will open its "A" share market to select foreign investors by early 2003. Toward that end, a China National Index, which will be made up of the 200 most liquid "A" shares, will be established and the China Tracker Fund, which will enable the government to sell some of its holdings in listed companies, will be launched.

          In November 2001, the CSRC announced that it was preparing regulations permitting companies listed outside China to issue Chinese depositary receipts ("CDRs"), which would be similar to American depositary receipts ("ADRs").

          The key index for the Shanghai Stock Exchange, the Composite Index of Shanghai, closed at 1146.70, 1366.58, 2073.48,1645.97 and 1357.65 at the end of 1998, 1999, 2000, 2001
and 2002, respectively. The Shanghai Stock Exchange 30 Index, which is based on 30 representative blue chip stocks, closed at 2759.86, 2989.94, 3935.33 and 3069.17 at the end of 1998, 1999,
2000 and 2001, respectively. During 2002, the Shanghai Stock Exchange 30 Index was replaced by the Shanghai Stock Exchange 180 Index, which closed at 2549.60 at year-end. The key index of the Shenzhen Stock Exchange, the Composite Index of Shenzhen, closed at 343.85, 401.18, 635.73 and 475.94 at the end of 1998, 1999,
2000 and 2001, respectively.

          China also has an active bond market, as the government issues Treasury bonds to help fund consistent budget deficits. From 1998 to 2002, China has issued RMB660 billion (US$82.5 billion) in long-term treasury bonds, an aggressive fiscal policy that has enlivened the national economy. The money raised has been used for infrastructure construction, encompassing about 6,620 projects. The government took several actions in 2002 to overhaul the fixed-income side of China's capital markets, including allowing the four state banks to undertake over-the-counter trading of Treasury bonds. China's sovereign foreign currency debt is currently rated investment grade by both S&P and Moody's. Citing continued progress in carrying out economic reforms, recent stability of government issued debt, economic growth and manageable inflation, S&P raised the rating of government issued long-term debt to BBB+ from BBB on May 14, 1997. S&P reaffirmed the BBB+ rating on July 16, 1998, but changed the outlook from stable to negative. The outlook was revised to reflect smaller economic growth, increased unemployment resulting from the restructuring of SOEs and worsening economic conditions throughout Asia. In July 1999, S&P lowered the BBB+ rating to BBB, citing a projected slowing of economic growth. The current S&P rating for China's sovereign foreign currency long-term debt is BBB, with a positive outlook. The Moody's corresponding rating is A3, with a stable outlook (on review for possible upgrade), supported by China's favorable balance of payments position, manageable level of foreign debt and exceptionally large holdings of official foreign exchange reserves.

          China also allows commodity futures trading although the government is wary of the speculation futures markets can foster. In 1999, the government reduced the number of commodities exchanges from fourteen to three as part of its attempt to overhaul the industry and reduce risk and volatility in the markets. The number of different commodities traded was also sharply reduced, from twenty-five to twelve.

          China has a fledgling mutual fund industry. Recent statistics indicate that there are 59 open-end and closed-end funds with $12 billion under management. China's total domestic savings are estimated to be $966 billion. Currently, Chinese regulators are taking steps toward opening the fund management industry to foreign partners. At least a dozen foreign funds have signed preliminary agreements.

                            HONG KONG

          Hong Kong, officially called the Hong Kong Special Administrative Region of the People's Republic of China, is located contiguous to China on its southeastern coast and consists of an area on the mainland and more than 200 surrounding islands. Hong Kong has an area of approximately 240 square miles and a population estimated at 6.8 million people, the vast majority of whom are ethnic Chinese. The territory is divided into four regions, Hong Kong Island, the New Territories (less populated suburbs), Kowloon and the Outlying Islands. Hong Kong Island and Kowloon lie across Victoria Harbor from each other and are densely populated.

History and Politics
--------------------

          Great Britain took control of Hong Kong Island during the First Opium War in 1841, with the hope of using the island as a colony from which it could open up the markets of mainland China. In 1860, Britain extended its dominion to include Kowloon, and in 1898 Britain forced China to turn over to it the New Territories and 235 islands under a 99 year lease, which expired June 30, 1997. In 1984, Britain and China signed the Joint Declaration which provided that sovereignty over all of Hong Kong was to be turned over to China on July 1, 1997. In this Joint Declaration, China agreed that Hong Kong would become a Special Administrative Region ("SAR") of China and retain its present capitalist structure for the next 50 years. With the transfer of sovereignty to China, Hong Kong is now governed under a "Basic Law", essentially a constitution, which guarantees the SAR its own legislature, legal and judicial system, and full economic autonomy, while giving the central government in Beijing responsibility for defense and foreign affairs.

Government
----------

          Until July 1, 1997, Hong Kong was a colony of the British crown, with Queen Elizabeth II as the Head of State and an appointed governor as her representative. The Hong Kong Legislative Council (the Legco), had 60 members, 30 of whom were indirectly elected by functional constituencies (such as professionals), 20 of whom were directly elected by the people and 10 of whom were appointed by the Election Committee. The Executive Council (the Exco), was appointed by the governor. They advised the governor concerning legislation to be debated in the Legco.

          Hong Kong is now headed by a chief executive, Tung Chee-hwa, who reports directly to Beijing. The chief executive is appointed for a five year term by the central government of China after being selected by the Election Committee, which is nominated by corporate bodies. The policy making and executive powers of the chief executive are checked by both the central government of China above and the Legco below. The fourteen member Exco advises the chief executive.

          On July 1, 1997, the Legco was dissolved and replaced by a Provisional Legislative Council (PLC), which had been appointed by the Election Committee. A new Legco, whose members were chosen in the same manner as the old Legco, has since replaced the PLC. Hong Kong voters overwhelmingly supported pro-democracy candidates in the May 24, 1998 election for the 20 directly elected members of the Legco. However, because two-thirds of the Legco was elected by the Election Committee and the functional constituencies whose election rules favor pro-business candidates, pro-democracy candidates failed to win a majority of the overall seats in the Legco, capturing only 20 of the 60 seats. Nevertheless, the Democratic Party, after having been the largest party in the pre-turnover Legco but being unrepresented in the PLC, was once again the largest party in the Legco. In the September 2000 Legco elections, 24 of 60 available seats were filled through universal suffrage, with 30 filled by the functional constituencies and 6 by a small circle of pro-Beijing elites. The composition of the Legco was unchanged, with the Democratic Party leading with 12 seats. The next Legco election is required by law to occur in 2004.

          The Legco is presided over by a president who is elected by the members. The current president is Rita Fann, who previously presided over the PLC.

Economy
-------

          Hong Kong's economy is highly cyclical and, compared to the U.S. economy, quite volatile as the government does not normally endeavor to restrain economic fluctuations. As Hong Kong does not have a strong natural resource base, it is heavily dependent on international services and foreign trade. Hong Kong's economic growth began with the manufacturing of low-cost consumer goods, particularly textiles (still Hong Kong's most important export industry) and electronics. As Hong Kong's standard of living increased, production costs also rose. While other developing Asian nations, such as South Korea, moved to high-tech industry from consumer goods, Hong Kong transformed itself into a financial and trade center. Official statistics show that the number of foreign companies operating in Hong Kong has been rising steadily. It is estimated that of about 11,819 foreign companies operating in Hong Kong, approximately 924 multinational corporations doing business in Asia have regional headquarters in Hong Kong.

          Hong Kong's growth rate did not drop below 3.9% from 1992 through 1997. Although the GDP contracted by 5.1% in 1998, it grew 3.0% in 1999 and 10.5% in 2000. GDP growth slowed in 2001 and 2002 to 0.5% and 2.3%, respectively. The consumer price index, which averaged 5.7% during 1997, averaged 2.8% during 1998, -4.0% during 1999, -3.8% during 2000, -1.6% during 2001 and
-3.0% in 2002. Unemployment stood at 7.8% at the end of 2002, up from 6.2% at the end of 2001. At the end of the second quarter of 2003, unemployment stood at 8.6%.

          With the movement of manufacturing jobs to China, Hong Kong has shifted its manufacturing base to the re-exporting of goods manufactured in China. As much of Hong Kong's industry is now involved in packaging, presenting, selling and shipping goods produced in China, the measure of Hong Kong's continued industrial growth is tied to China. Between 1986 and 1996, exports in goods produced in Hong Kong rose by just 17.3%, compared to 700% for re-exports. Between 1997 and 1999, growth in both exports and re-exports was relatively stagnant, but in 2000 re-exports grew by 18% and exports by 6% from 1999. Exports and re-exports both fell in 2001 -- by 5.9% and 4.7%, respectively. In 2002, exports fell by 14.7% and re-exports grew by 7.7%. Hong Kong's role as a re-exporter is expected to decrease, while its role in transshipment is expected to increase, as China continues to modernize its own port facilities and direct shipping with Taiwan, which has recently been authorized by both China and Taiwan on a limited basis, expands. Transshipments do not show up in Hong Kong's trade statistics; however, in 1996 it was estimated that transshipments were worth approximately 70% of Hong Kong's re-exports. Hong Kong boasts the world's largest container port. After several years of double-digit growth, Hong Kong's container throughput grew by only 1.4% in 1998, a record low in growth rate since 1978. Container throughput has rebounded since then, however, experiencing an 11.2% growth rate in 1999 and an 11.7% growth rate in 2000. Container throughput in 2001 was slightly lower than in 2000 due to the downturn in the world economy. Container throughput rose slightly in the first seven months of 2002. Despite the growth in container throughput in recent years, however, Hong Kong's preeminence is no longer secure as it faces growing competition from China and elsewhere in Asia. In line with Hong Kong's strength as an exporter and re-exporter, its foreign exchange reserves are the fourth largest in the world, behind Japan, China and Taiwan. At the end of 2002, foreign exchange reserves were estimated at US$111.9 billion.

          In contrast to Hong Kong's large seaport, its airport was considered inadequate, and after two delays, a new airport opened in July 1998. Chinese authorities pushed to keep the opening on its delayed schedule and as a result the new airport was unable to handle 80% of its cargo when it opened. The major logistical problems have since been fixed.

          On June 29, 2003, Hong Kong and mainland China signed the Close Economic Partnership Agreement ("CEPA"), which is designed to liberalize trade relations between China and Hong Kong, and is a part of a series of measures being taken by China to boost Hong Kong's economy. Among other things, the CEPA will qualify 273 classes of goods for zero import tariffs beginning in January 2004, liberalize access for Hong Kong companies providing 17 classes of commercial services on the mainland, and permit Hong Kong banks to offer products and services based on the Chinese renminbi. Also contemplated by the CEPA is greater cooperation between the Hong Kong and Shenzhen Stock Exchanges.

          Property prices in Hong Kong dropped precipitously, falling by approximately 50% between October 1997 and the end of 1998. In an effort to ward off a recession, all public land was withdrawn from the market on June 22, 1998. The moratorium, which expired on March 31, 1999, was aimed at preventing further drops in property prices which could threaten the stability of the banking system. Taxes were cut at the same time and as a result, a HK$23.3 billion deficit was recorded for the 1998-1999 fiscal year, the first significant deficit in Hong Kong's recent history. In the 1999-2000 fiscal year Hong Kong recorded a small budget deficit of HK$1.6 billion. For the 2000-2001 fiscal year a budget deficit of HK$11.4 billion was recorded and for the 2001-2002 fiscal year the budget deficit rose to HK$65.6 billion. The property market remains weak. The growing deficit is not viewed as a threat because Hong Kong has a large fiscal reserve. The concern is that deficits have become structural rather than cyclical. Pursuant to Hong Kong's Basic Law, the government is required to eliminate the structural element of the deficit. The government has, accordingly, embarked on a plan to achieve a balanced budget by the 2006-2007 fiscal year. It is unclear whether that target will be met, given recent statements of government officials. A major source of pressure on Hong Kong's fiscal condition has been the increased government spending associated with the Severe Acute Respiratory Syndrome outbreak in early 2003.

          S&P downgraded Hong Kong's local and foreign sovereign debt ratings notch on August 31, 1998 to A+/Negative/A-1, and A/Negative/A-1, respectively. On December 7, 1999, these ratings were upgraded by S&P to A+/Stable/A-1 and A/Stable/A-1, respectively; on February 8, 2001 they were further upgraded to AA-/Stable/A-1+ and A+/Stable/A-1. As of October 7, 2003, Hong Kong's local and foreign sovereign debt ratings are AA-/Negative/A-1+ and A+/Stable/A-1, respectively. Moody's, which had changed the outlook on Hong Kong's long-term foreign currency debt and bank deposits from stable to negative in February 1998, placed Hong Kong's debt rating on review for a possible downgrade on September 4, 1998. Subsequently, however, Hong Kong's debt rating was removed from review by Moody's, and was not downgraded. Moody's ratings of Hong Kong's local and foreign sovereign debt as of October 7, 2003 were Aa3/Stable and A3/positive, respectively, although in September 2003 Moody's announced that it was placing Hong Kong's foreign sovereign debt on review for possible upgrade.

Banking and Finance
-------------------

          Hong Kong has established itself as one of the most important financial centers in the world. Together with real estate and insurance, the financial sector accounted for approximately 25% of Hong Kong's GDP in each of the years 1996 through 2002. Unlike many Asian economies, Hong Kong does not actively attract or dissuade foreign investment. Given Hong Kong's low taxes and quality infrastructure, many businesses looking to set up regional headquarters or a foothold to do business in China have set up offices in Hong Kong. Hong Kong followed a policy of "positive non-interventionism" for approximately twenty years, but in August 1998 the government broke with this policy and intervened in the stock market to defend the Hong Kong dollar ("HK$"). (See "Securities Markets")

          While Hong Kong does not have a central bank, in 1993 the Hong Kong Monetary Authority ("HKMA") was established to assume certain central bank type responsibilities, including monetary management and supervision of the banking industry. Hong Kong had 250 authorized banking institutions (including 147 licensed banks, 49 restricted-license banks and 54 "deposit-taking companies") at the end of 2000. While government regulation is not extensive, all banks are required to be members of the Hong Kong Association of Banks which supervises banking standards and regulates charge and interest rates for deposits of less than one week. The HKMA does not, however, set interest rates. Since 1983, the Hong Kong dollar has been linked to the U.S. dollar at a rate of HK$7.80:$1.00. The free market exchange rate of the Hong Kong dollar against the U.S. dollar for the non-bank public is determined by supply and demand. The exchange rate had not deviated significantly from the fixed exchange rate until August 1998, when it reached HK$7.75:$1.00. The HKMA converted banks' clearing account funds at the 7.75 rate but announced plans to reduce this rate to 7.8, causing a sharp increase in interest rates. Normally Hong Kong interest rates closely follow U.S. rates because of the tie between the U.S. dollar and the Hong Kong dollar. This has effectively taken monetary policy control away from the Hong Kong government, leaving Hong Kong somewhat ill-equipped to deal with inflationary pressures, which has contributed to periodic surges of money into the stock and property markets. According to the Basic Law, for 50 years from July 1, 1997 the Hong Kong dollar is to remain linked to the U.S. dollar, the Hong Kong dollar is to be freely convertible into other currencies, and there are to be no exchange controls or government consents to raise debt or equity capital.

Securities Markets
------------------

          Foreign investment into Hong Kong is restricted only in a few regulated sectors which are under direct government control, including the postal system, harbor and airport facilities, public utilities and broadcasting. No government approvals are required for foreigners to invest in other sectors. Funds invested in Hong Kong as well as gains and dividends and interest may likewise be freely remitted abroad. Like its other financial markets, the Stock Exchange of Hong Kong (SEHK) is completely open to foreign investors with minimal regulations.

          Prior to 2002, the regulatory powers of Hong Kong's Securities and Futures Commission ("SFC") were limited to either a verbal reprimand or an outright ban on trading with little power in between and did not include the power to levy fines. In June of 1998, the SFC proposed an amendment to the Disclosure of Interests Ordinance which would make purchasers disclose their holdings when they reach 5% of the total issued shares, rather than the current 10% threshold. Similar proposals were subsequently incorporated into a major legislative initiative announced in March 1999 by the SFC to replace and reform the existing regulatory framework governing Hong Kong's securities and futures markets, which had been a patchwork of ten ordinances written over the past 25 years. The primary purpose of the legislation, known as the "Securities and Futures Ordinance 2002," which was enacted on March 13, 2002, is to create a regulatory framework that promotes market confidence, secures appropriate investor protection, reduces market malpractice and financial crime, and facilitates innovation and competition. The major features of the Ordinance include a new streamlined single licensing regime, new proportionate disciplinary sanctions to combat market misconduct, new measures to protect the interests of investors, such as personal rights of action through the civil courts for loss caused by market misconduct or false or misleading public statements concerning securities, a new and comprehensive investor compensation scheme and a tighter regime for disclosure of interests in listed companies.

          In 1986, four Hong Kong stock exchanges ceased trading and merged into the SEHK. The SEHK expanded from 310 listed companies with a market capitalization of HK$805 billion in 1991 to 701 listed companies with a market capitalization of HK$4,727 billion as of December 31, 1999. At the end of June, 2002, the SEHK was the largest stock market in Asia, outside of Japan, with a market capitalization of HK$3.85 trillion. The Hang Seng Index, which tracks 33 blue chip companies listed on the SEHK, rose from 4,297 in 1991 to 15,196 as of June 27, 1997, the last day of the SEHK was open prior to the transfer of sovereignty to China. After hitting a low of 6,660 on August 13, 1998, the Hang Seng Index rebounded to 10,049 on December 31, 1998 after the government intervened by spending HK$118.1 billion on stock to support prices. The Hang Seng Index closed at 15,096 at the end of 2000, 11.0% lower than the 1999 closing, but 50% higher than the 1998 closing. The Hang Seng Index closed at 11,397.2 at the end of 2001 and 9,321.3 at the end of 2002. On October 7, 2003, the Hang Seng Index closed at 11,723.92. Because the government became a significant owner of many of the companies it regulates, it set up an independent entity, Exchange Fund Investment Ltd., to manage its shares. In October 1999 the portfolio was valued at about $27 billion, up 66% from August 1998. On October 25, 1999 the government began selling off its portfolio to the public via the Tracker Fund of Hong Kong, a fund that tracks the Hang Seng Index. The offering, which was priced at $1.3 billion, was very successful and contributed to the stock market's robust performance in 1999.

          The market has recently seen a number of listed companies move their domicile to other tax-friendly jurisdictions, such as Bermuda, while other companies have obtained secondary listings on the London and Shanghai exchanges, or have de-listed altogether, as a reflection of concern as to the effect of the Chinese takeover. These departures have been replaced in part by Chinese companies listing H-shares on the SEHK. Companies listing H-shares must receive prior approval by the Chinese government and meet minimum capital and financial disclosure standards imposed by China and Hong Kong prior to listing their shares. However, many Chinese companies have been unable to meet the SEHK's strict listing requirements. Additionally, many investors have lost confidence in H-shares because of poor disclosure requirements in China and have turned instead to the "Red Chips", mainland Chinese state-controlled companies, incorporated in Hong Kong and listed on both the Hong Kong and Chinese stock exchanges, which are believed to be better managed than the H-share listed companies and also provide better company disclosure. Investor confidence in Red Chips has waned as well, due in part to the financial difficulties of several prominent Chinese companies.

          Both H-shares and Red Chips were also affected by the financial turmoil in Asia, but have shown signs of recovery. The performance of the Hang Seng China Enterprises index, comprising the H-shares listed on the SEHK, rose 22% in the second half of 1996 to close the year at 980. As of June 27, 1997, this index stood at 1,015, but it fell to 398 by December 31, 1998. On October 15, 2003 this index closed at 3627.29. The Hang Seng China-Affiliated Corporations Index, an index which tracks the "Red-Chip" companies, including companies incorporated in Hong Kong at least 35% of whose assets are owned by Mainland China entities, rose 7.28% on June 16, 1997, the first day securities on the index were measured, to close at 2,867. This index fell from 3,469 on June 27, 1997 to 914 on December 31, 1998. On October 15, 2003 this index closed at 1352.17, 67% below its all-time high of 4,111 recorded in August 1997. The Hang Seng Index, whose constituent stocks account for 70% of the total market capitalization of the SEHK, closed at 12,056.18 on October 15, 2003, approximately 33% below its all-time high of 18,302 recorded in March 2000.

          In November 1999, the SEHK launched the Growth Enterprise Market ("GEM") a new market to provide capital to emerging companies to facilitate their development and/or expansion. Due to the increased investment risks of the GEM, it is open only to sophisticated investors. By the end of September 2003, there were 179 companies listed on the GEM with a total market capitalization of HK$67,986 million.

          While Hong Kong has not needed to issue debt to raise funds, as until recently it has not run a budget deficit, the HKMA issues Exchange Fund bills and notes in an effort to stimulate growth in the local debt market. By the end of September 2003, the HKMA had HK$119.68 billion of outstanding Exchange Fund bills and notes. An Exchange Fund debt investment is one which evidences the deposit of money in Hong Kong dollars with the HKMA and is a direct obligation of the Hong Kong government. Beginning in 1996, the HKMA began issuing Exchange Fund debt with a maturity of seven years, up from the previous maximum of five years and in October 1996 began issuing ten year notes.

          The Hong Kong Futures Exchange ("HKFE") operates both futures and options markets on the Hang Seng index, interest rate and foreign exchange products, as well as a limited number of commodities and a stock futures market. On July 30, 1999 the SEHK and the HKFE announced the successful conclusion of merger negotiations; the merger became effective on March 6, 2000 and resulted in the SEHK, the HKFE and the Hong Kong Securities Clearing Company Limited becoming wholly-owned subsidiaries of HKEx, a newly formed holding company. The SEHK also has a fairly successful stock options market.

          Since 1994 the HKMA has implemented a number of reforms to Hong Kong's payment and settlement systems. The most recent development occurred in March 2000 when the new U.S. Dollar clearing system was launched. The U.S. Dollar clearing system, which became fully operational at the end of 2000, enables a wide range of financial transactions in U.S. Dollars to be settled in Hong Kong. Given the extensive holding of U.S. Dollars in Hong Kong and the considerable trade in U.S. Dollar-denominated assets, there is sufficient existing demand for a U.S. Dollar clearing system. Furthermore, the new clearing system is expected to provide an even greater range of opportunities to further develop Hong Kong's markets and bolster Hong Kong's position as an international financial center.

                              TAIWAN

          Taiwan, officially called the Republic of China, is an island located off the southeastern coast of China with a land mass of approximately 14,000 square miles and a population estimated at 22.5 million, of which 98% are ethnic Chinese. Politically, Taiwan is subdivided into 16 counties and seven municipalities. Half of the island is covered by forests and the terrain is mountainous, especially inland.

History and Politics
--------------------

          In 1949, after the Chinese Civil War when the Nationalist leader Chiang-Kai-Shek and the remnants of his Nationalist forces fled to Taiwan, then a province of China, and set up a provisional government which was declared by the provisional government to be the official government of mainland China. The initial focus of the Nationalist or Kuomintang Party
(KMT) was to assume control of mainland China rather than concentrating on Taiwan. An impetus for internal development was slow in arising. The KMT imposed martial law from 1949 until 1987, when political scandals, among other factors, weakened the KMT government to the point where elections and the formation of opposition parties were allowed. The trend toward democracy has continued since 1987. Opposition parties have been allowed to participate in the political process and currently there are 84 political parties. In the legislative elections of 1995, the once-dominant KMT party failed to attain a majority of the vote although it still held a majority in the legislature, which it retained in the December 1998 election. On March 23, 1996 Taiwan elected its President by direct popular vote for the first time.

          China's official position regarding Taiwan is that Taiwan is not an independent country but remains a province of China, while Taiwan's official position remains the same as in 1949, that its government is the rightful government of Mainland China. Most countries, including the United States, recognize the government of China as the only official government representing China while only 31 nations recognize the government of Taiwan as the official government of China. China has recently offered to resume political talks with Taiwan and has proposed a formula for reunification called One China. According to Beijing, One China would be neither the PROC or the ROC but a new China built together. An increasing number of Taiwanese people support political talks with China, with 70.5% of the Taiwanese investors in China supporting such talks according to a New Party survey. A trip by China's chief Cross-Strait negotiator to Taiwan toward the end of 1999 had been planned, following a 1998 trip to China by Taiwan's chief negotiator. However, the trip did not go forward given the confusion that resulted from the July 1999 remarks of Mr. Lee, then Taiwan's president, that Cross-Strait talks henceforth would be on a "state-to-state," basis, meaning that Taiwan was abandoning the One China approach in favor of asserting the Taiwan government's sovereign status. While Mr. Lee's remarks resulted in a hardening of relations, and threatened military action, subsequent events have served to mitigate China's ire toward Taiwan. These include the endorsement by the U.S. of the One China formula and the displeasure the U.S. voiced with respect to Mr. Lee's remarks. Furthermore, Taiwan's new president, Chen Shui-bian, who was elected in March 2000, has introduced a new variation of the One China formula -- "One China with differing interpretations." The future of Taiwan's political relations with China is unclear. For the foreseeable future, they are likely to remain tense. In the meantime, however, Mr. Chen's administration has signaled an intent to relax restrictions on local companies doing business in China and to otherwise seek closer economic ties with China. How much Mr. Chen can accomplish remains to be seen, however, as he received only 39% of the vote and faces opposition in the legislature. Mr. Chen's opposition in the legislature was diminished as a result of the December 2001 elections, when the Nationalist Party won only 68 of the 225 seats, thus losing its long-held dominance. With no single party holding a majority and continuing bickering between the parties, Mr. Chen has had a difficult time getting his proposals through the legislature. In an effort to stabilize the increasingly fractious political scene, Mr. Chen has attempted to form a "National Stabilisation Alliance," but his efforts have been unsuccessful.

Government
----------

          Taiwan continues in the process of moving from a mostly one party system to a representative democracy. There are three significant political parties: the KMT, the Democratic Progressive Party (DDP) and the New Party (NP) which favors reunification. Taiwan's national level of government consists of the Presidency, the National Assembly, and five Yuans. The President and the Vice President are now directly elected by the people and the offices are currently held by Chen Shui-bian and Annette Lu, who were elected in March 2000, of the DDP, respectively. The legislative arms of the government are the National Assembly and the Legislative Yuan, both of which are under the control of the KMT. The importance of the National Assembly has decreased over the last several years. Its only function now is to amend the constitution and by 2006, its size will be reduced from 334 members to 150. In contrast, the 225-member Legislative Yuan has had its powers strengthened. In 1997 it gained the right to initiate the impeachment of the president and to hold a vote of no confidence in the government. The division of powers between the President and the Legislative Yuan is contentious. The National Assembly has amended the ROC Constitution four times in recent years which has contributed to Taiwan's progress toward democracy. First, the terms for the President and members of the National Assembly were shortened from six to four years, and the Legislative Yuan and the National Assembly switched to a system of proportional representation; a second amendment provided for direct popular elections of the President and Vice President; a third amendment transformed the Control Yuan from a parliamentary body to a semi-judicial body; and the most recent amendment streamlined the provincial government. In addition to the Presidency and National Assembly, there are five governing branches called Yuans: the Executive Yuan; the Legislative Yuan; the Judicial Yuan; the Examination Yuan and the Control Yuan. Of the five Yuans, only the 164-member Legislative Yuan, Taiwan's highest legislative body, is popularly elected. The next elections are scheduled to occur in March 2004 (President).

Economy
-------

          Taiwan enjoyed substantial economic growth in the 1960s and 1970s when cheap labor and government tax breaks resulted in large increases in Taiwanese consumer goods exports. Similar to the experience of certain other emerging Asian economies in the 1980s and 1990s, however, prosperity brought higher labor costs and a loss of competitiveness in the low-end consumer goods market. As a result of these increased costs, Taiwan's manufacturing base has moved towards the production of high-end consumer goods, particularly into the chemical and computer sectors. Taiwan's GDP has risen at a steady rate over recent years, as its GDP grew a reported 6.0% in 1995, 5.7% in 1996 and 6.8% in 1997. During 1998, the growth rate of Taiwan's GDP slowed to 4.6% due to a fall-off in exports, investment and government consumption caused by the Asian financial crisis, but in 1999 and 2000 the growth rate was 5.4% and 5.9%, respectively. In 2001, Taiwan's GDP contracted by 2.2%, but grew by 3.5% in 2002. Taiwan's inflation rate dropped from 3.1% in 1996, to 0.9% in 1997, the lowest in a decade. The consumer price index increased by 1.7% during 1998, 0.2% in 1999 and 1.3% in 2000. In the 2001, the consumer price index was flat and in 2002, it decreased by 0.2%.

          In 2002, manufacturing continued as Taiwan's most important sector, accounting for 25.7% of its GDP, with an emphasis on electronics and computers. The financial, insurance and real estate sectors represented 20.8% of Taiwan's GDP. While the manufacturing sector continues to be most important, it is gradually decreasing owing to the rise of the services sector. Nonetheless, manufacturing accounted for nearly all of Taiwan's exports in 2002.

          Taiwan reached a record foreign trade volume of US$236.51 billion in 1997, up 7.26% from 1996, and making Taiwan the fourteenth largest trading economy in the world. In 1998, trade volume decreased 8.9% to US$215.38 billion. Since 1998, trade volume has increased, reaching US$223.88 billion in 2000. In the past, Taiwan has consistently maintained a trade surplus, reaching a nine year high of US$17.5 billion in 1996. Due to the Asian financial crisis, the Asian demand for Taiwan's exports fell in 1997-1998. Approximately 40% to 50% of Taiwan's exports have traditionally been to other Asian countries. As a result, the trade surplus fell to US$13.9 billion for 1997, and US$10.3 billion for 1998. During 1999, 2000, 2001 and 2002, the trade surplus was US$15.0 billion, US$14.0 billion, US$20.3 billion and US$161.7 billion, respectively. Taiwan's foreign exchange reserves have remained relatively steady and totaled US$24.8 billion on December 31, 2002. Hong Kong has recently replaced the U.S. as Taiwan's number one export market, in part because Hong Kong is used as a transshipment port for goods destined for China. In 2001 the U.S. and Hong Kong were the destination of 22.5% and 22.0%, respectively, of Taiwan's exports. In 2002, the U.S. and Hong Kong were the destination of 20.5% and 23.6%, respectively, of Taiwan's exports. Taiwan's Ministry of Finance estimates that 60% of all exports to Hong Kong end up in China. Taiwan and China have come to an agreement allowing Taiwan continued access to China's markets through Hong Kong.

          Generous tax breaks for businesses, nearly universal health coverage and heavy government investment in infrastructure have resulted in a large government budget deficits in recent years, averaging 4% of GDP between 1990-1998. In 1999, the deficit rose to 5.9% of GDP. While it decreased to 4.5% of GDP in 2000, it rose to 6.7% in 2001 due to recent efforts to stimulate the economy through additional public spending and deteriorating revenues, due in part to the President's promise not to raise taxes.

Economic Relations with China
-----------------------------

          Taiwan and China, while separated geographically and politically, are coming closer together economically despite Taiwanese government warnings in the 1990s that Taiwan was becoming over dependent on China, while at the same time losing its manufacturing base to the mainland. Inexpensive labor is the main draw for Taiwanese companies shifting their manufacturing to China. Taiwan is the second largest source of foreign investment in China. According to the Ministry of Economic Affairs, government-approved investment in mainland China totaled US$19.6 billion between 1991 and 2002, compared with direct investment in all other countries of US$30 billion over the same period. This is a misleading figure, as most of Taiwanese investment in China avoids the approval process. Private estimates put the figure at US$100 billion. The Taiwanese government attempts to restrict investments in China by capping the value of a single investment in China at $US50 million. Taiwan has also banned investments in the property sector as well as certain infrastructure projects and petrochemical related industries. Restrictions on investment in China, which were based on the concern that China would use Taiwan's investment on the mainland as a lever to force political unification, have had minimal effect because the reasons for investment in China (proximity, lower costs, cultural affinity) are overwhelming. Recognizing this reality, President Chen has indicated a willingness to allow closer cross-strait economic ties. Nonetheless, it is not likely that relaxation of the current restrictions will occur rapidly. China accounted for 7.6% of Taiwan's exports in 2002, up from less than 1% in the mid-1990s.

          As the Taiwanese government has continued to encourage Taiwanese investors to invest in countries other than China, Taiwan has become the largest source of direct investment in Vietnam, and one of the largest sources in Indonesia and Malaysia. But the government's policy has only been successful in terms of diversifying the countries in which Taiwanese firms invest. Investment in China continues and Taiwan currently accounts for an estimated 14% of all foreign investment in China, second only to Hong Kong, which accounts for 36%.

Banking and Finance
-------------------

          Unlike Hong Kong, the Taiwanese financial markets, including both the banking and securities markets, have historically been highly regulated by the Taiwanese government. Monetary policy in Taiwan is controlled by the Central Bank of China ("CBC"). Beginning in 1989, Taiwanese financial markets began to be liberalized. Initially, interest rate restrictions were lifted followed by removal of certain restrictions on bank branches which has allowed foreign banks to open more than one branch in Taiwan. Although Taiwan's restrictions on international capital flows are gradually being lifted, significant restrictions still limit foreign capital investments.

          Taiwan's currency is the New Taiwan dollar ("NT$"). The currency was allowed to float on October 17, 1997. Taiwan's currency depreciated by 17% in 1997 against the U.S. dollar and continued to drop during 1998, but this drop was minor when compared to that of other Asian currencies. The exchange rate averaged NT$28.70:US$1 during 1997, NT$33.46:US$1 during 1998, NT$32.27:US$1 during 1999, NT$31.24:US$1 during 2000,
NT$33.82:US$1 during 2001 and NT$34.58:US$1 during 2002. Foreign investment increased dramatically during 1997, hitting a then record US$4.3 billion, up 73% from 1996. Although foreign investment diminished in 1998, it has rebounded, hitting a record US$7.6 billion in 2000. Many major investment projects have been launched recently, including the privatization of the telecommunications network, transportation vehicles and constructions, the opening of offshore shipping centers, and the construction of a high-speed rail link between Taiwan's two largest cities, Taipei and Kaosiung.

          In an effort to ensure adequate liquidity in the banking system, the CBC cut bank reserve ratio requirements by 25 basis points in August 1998. The requirements were cut again, by 20 to 50 basis points depending on the type of deposit, in September 1998, bringing the average reserve requirement down to 7.7%, and in the first quarter of 1999, reserve requirements were cut to an average 6.4%. These cuts have not caused any downward pressure on the New Taiwan dollar thus far. Additionally, the Ministry of Finance reduced the banking tax from 5% to 2% and eliminated several transaction taxes. The increased liquidity has helped banks to reduce their bad loan ratios, but they still remain high. The Ministry of Finance further required that all banks reduce their bad loan ratios by September 1999 or they would be forced to merge or shut down. In June 2001, a package of legislative proposals was approved by the Legislative Yuan that are intended to make the financial sector more efficient. Among other things, these measures permit the establishment of financial holding companies, ease the restrictions on the scope of insurance company activities, and establish a government-run resolution trust fund to close ailing financial institutions and remove deposit insurance restrictions with respect to these institutions. In September 2002, plans were unveiled to privatize Taiwan's largest banks by 2006, a move that could improve the state of Taiwan's financial sector. The plan requires legislative approval.

Securities Markets
------------------

          The Taiwan Stock Exchange ("TSE"), Taiwan's primary securities exchange, is the sixth largest exchange in the world in terms of average trading volume and the fourteenth in terms of overall market capitalization. Unlike exchanges in the U.S., the TSE is used far more for speculation with excess liquidity than as a means to raise funds. Historically, the market has been extremely volatile. Beginning in 1989, the market rose from approximately 5,000, to just below 12,500 by February 1990 and thereafter fell to 2,500 by September 1990. Since this collapse, the market has been less erratic. The TSE Capitalization Weighted Stock Index TAIEX, the most widely quoted TSE index, posted an increase of 18% for all of 1997. The TSE opened the year at 6,820.35, the low for the year, reached a high of 10,116.84 in August of 1997, and closed for the year at 8,187.27. In 1998, the TAIEX posted a 21.6% loss from 1997, closing at 6,418.43 at the end of 1998. The loss is attributed to government efforts to boost the stock market. In 1999, the TAIEX rebounded, closing at 8,448, a gain of 31.63% from 1998. In 2000, the TAIEX closed at 4,739, a 43.91% drop from 1999. In 2001, the TAIEX closed at 5551.24, up 17.02% from 2000. In 2002, the TAIX closed at
4,452.5, down 20% from 2001. The TAIEX is based on 557 component stocks from the TSE's 584 listed companies, and covers all stocks accept for preferred stocks, full-delivery stocks, and stocks which have been listed for less than one month. The ROC Over-the-Counter Securities Exchange, which is set up similarly to the NASDAQ system in the U.S., has grown rapidly since its inception in 1994. At the end of 2001 there were 333 companies listed on the over-the-counter market, a significant number of which are technology companies.

          While Taiwan is in the process of opening up its financial markets to foreign investors, significant restrictions still exist, including foreign investment restrictions on the TSE. Until early 2001, there were limits on total foreign investment in an exchange listed security. With the exception of certain industries (e.g., telecommunications, power generation, power distribution and mass media companies) there are no longer any limits. Other restrictions, while recently liberalized, still exist. For instance, no single CBC and Securities and Futures Commission qualified foreign institutional investor ("QFII"), such as Alliance acting on behalf of the Fund and Alliance's other clients, can acquire more than 50% of a listed security's market capitalization, which in 1999 was raised from 15%. Additionally, there is a 50% cap on aggregate ownership of shares, which in 1999 was raised from 30%. The liberalization of foreign investment restrictions sparked a sharp increase in foreign portfolio investment in the first quarter of 1999 and contributed to significant gains on the TSE. Foreign naturals are currently subject to a US$5 million each way annual inward and outward remittance quota and a per person investment cap of US$50 million, while non QFII foreign corporations are subject to a US$20 million remittance quota on an investment cap of US$50 million.

          Because of the above limitations, and in part, because of burdensome procedures that must be followed prior to investing in Taiwanese securities, foreign investment has never reached the maximum limits. The procedures that have dissuaded foreign investment include requirements that a QFII receive approvals from the CBC and Securities and Futures Commission prior to purchasing listed and OTC securities. Further procedures include the need for a QFII to obtain, on a case by case basis, government approval to purchase non-listed and non-OTC securities, and the restriction that only a pre-approved maximum amount for all of a QFII's accounts may be invested in a TSE listed security. The maximum at present is US$3 billion, effective November 13, 2001. The TSE closely monitors trading by QFIIs. If the full pre-approved amount is not remitted in and converted into NT dollars within one year of initial approval, the approval to the extent of the unremitted amount is revoked and a new application for permitted investment, not exceeding the US$3 billion limit, must be submitted. The approval and reapproval increases can take several weeks, resulting in the possible loss of investment opportunities by the Fund during such times. The quotas also involve somewhat onerous reporting requirements. The Fund will endeavor to have an appropriate amount approved for investment on the TSE at all times, but given the Fund's status as an open-end investment company and changing market conditions, there may be times when the requisite approval has not yet been received. The Taiwanese government is aware that these bureaucratic restrictions are limiting foreign investment; although there is no indication of any significant near-term change, the government recently simplified the processes of notarization of documents filed by foreign investors.

          The Taiwanese bond market has been expanding rapidly in recent years, increasing from an estimated NT$41 billion of corporate debt instruments outstanding in 1995 to an estimated NT$751 billion at the end of May 2001. The government's first 20-year bond was issued during the 1998-99 fiscal year. At the end of August 2003, Taiwan had NT$2,520 billion in government bonds outstanding compared to NT$860 billion at the end of 1995. On May 28, 1997, the Taiwan Rating Corporation, which is half owned by S&P, began to rate debt issued by Taiwanese corporations. It is expected that foreign investors will become increasingly active in the local bond market as rating information becomes available for Taiwanese firms issuing corporate debt. This new local rating agency does not rate government-issued debt. S&P and Moody's rate Taiwanese sovereign government foreign currency, long-term debt at -AA/Stable/A-1+ and Aa3, respectively.

          Margin trading in common stocks and beneficiary certificates of companies that do not have a concentrated ownership or overly volatile activity and have been listed for more than six months is permitted for individuals who meet certain qualifications. Maintenance ratios are regulated by the CBC and the Competent Authority and margin account customers must buy and sell securities based on the margin requirements. Both securities bought on margin and the value received for short sales are held as collateral which is marked to market everyday. All accounts must remain above the maintenance ratio and margin calls are issued for accounts which dip below the ratio.

          Taiwan's futures exchange, the Taiwan Futures Exchange (TAIFEX), originally named the Taiwan International Mercantile Exchange (TAIMEX), was established on September 9, 1997, and launched its first product on July 21, 1998. TAIFEX, which trades financial derivatives and probably will not trade commodities futures for several years, is open to foreign investors on a restricted basis.

-----------------------------------------------------------------

                           APPENDIX B:

                   CERTAIN INVESTMENT PRACTICES

-----------------------------------------------------------------

          The information in this Appendix concerning investment practices in which the Fund is authorized to engage may not be currently permitted under applicable laws or regulations or to engage in various of these practices and they may otherwise be unavailable in certain countries. The Fund intends to engage in these practices to the extent such practices become available and permissible in the future.

Options
-------

          The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

          The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

          A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

          In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period, by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

          If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

          An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

Futures Contracts
-----------------

          The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures
-------------------

          The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

          Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts
----------------------------

          The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

          The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies
-----------------------------

          The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

          The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies
---------------------------------------------------

          Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

-----------------------------------------------------------------

                           APPENDIX C:

                     DEBT SECURITIES RATINGS

-----------------------------------------------------------------

          The ratings of securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          Securities rated Aaa by Moody's and AAA by S&P and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

          Securities rated Baa by Moody's and BBB by S&P and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Securities rated Caa by Moody's and CCC by S&P and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default.

-----------------------------------------------------------------

                           APPENDIX D:

     STATEMENT OF POLICIES AND PROCEDURES FOR VOTING PROXIES

-----------------------------------------------------------------

Introduction
------------

          As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies
--------------

          This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Committees
-----------------------

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

          Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers
---------------------------------

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client. Proxy Voting Records

          Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

-----------------------------------------------------------------

                           APPENDIX E:

                       COMMISSION SCHEDULE

-----------------------------------------------------------------

                 AllianceBernstein Equity and Fixed-Income Funds

                                                                 Annual Trail(1)
Share Class          Purchase Amount       Charges  Concessions (paid quarterly)
-----------          ---------------       -------  ----------- ----------------

Class A Shares       $0 to $99,999(2)       4.25%      4.00%         0.25%

                     $100,000 to $249,999   3.25%      3.00%         0.25%

                     $250,000 to $499,999   2.25%      2.00%         0.25%

                     $500,000 to $999,999   1.75%      1.50%         0.25%

                     $1,000,000 or more(3)  0.00%     tiered(4)      0.25%

Class B Shares,
Equity Funds,
AllianceBernstein
Global Strategic
Income Trust and
AllianceBernstein
High Yield Fund      $0 to $250,000(2, 5)   0.00%      4.00%         0.25%

Class B Shares,
Fixed-Income Funds   $0 to $250,000(2, 5)   0.00%      3.00%         0.25%

Class C Shares       $0 to $1,000,000(2)    0.00%      1.00%         1.00%

Class R Shares               Any(6)         0.00%      0.00%         0.50%

                       AllianceBernstein Exchange Reserves

                                                                 Annual Trail(7)
Share Class            Purchase Amount     Charges  Concessions (paid quarterly)
-----------            ---------------     -------  ----------- ----------------

  Class A Shares             any             None       None          0.25%

  Class B Shares     $0 to $250,000          None       4.00%         0.00%

  Class C Shares     $0 to $1,000,000        None       1.00%         0.25%

                                  CDSC Schedule

                           Class B Shares(5)                  Class C Shares
                   Equity(8) &                               Equity, Exchange
Years Owned     Exchange Reserves    Fixed-Income(7, 8)  Reserves & Fixed-Income
-----------     -----------------    ------------------  -----------------------

  Year 1              4.00%               3.00%                 1.00%
  Year 2              3.00%               2.00%                 0.00%
  Year 3              2.00%               1.00%                 0.00%
  Year 4              1.00%               0.00%                 0.00%
  Year 5              0.00%               0.00%                 0.00%

----------

(1) For purchases under $1 million, the .25% trail is effective immediately, payable quarterly. For purchases of $1 million or more on Class A shares, a 1% CDSC will apply for the first year. The .25% annual trail, payable quarterly, will begin in the 13th month. Class C shares 1% annual trail begins in the 13th month. Class R shares .50% trail is effective immediately.

(2) The minimum initial investment amount is $1,000 and the minimum subsequent investment amount is $50.

(3) Class A shares that are received in exchange for AllianceBernstein Fund Class A shares that were not subject to an initial sales charge when originally purchased because the amount purchase was $1,000,000 or more are also subject to a 1% deferred sales charge on redemptions within one year of purchase.

(4) Concessions for purchases of $1 million or more: 1.00% on amounts over $1,000,000 but less than $3,000,000 plus .75% on amounts over $3,000,000 but less than $5,000,000 plus
     .50% on amounts over $5,000,000.

(5)  Class B Shares for fixed-income funds, except
     AllianceBernstein Global Strategic Income Trust and
     AllianceBernstein High Yield Fund, convert to Class A shares after 6 years. Class B Shares for equity funds and AllianceBernstein Global Strategic Income Trust,
     AllianceBernstein High Yield Fund and AllianceBernstein
     Exchange Reserves convert to Class A shares after 8 years.

(6) Class R shares are available only to group retirement plans with plan level assets of at least $1 million but no more than $10 million.

(7) For Class A and B shares of AllianceBernstein Exchange reserves, the .25% trail is effective immediately. For Class C shares the, .25% trail begins in the 13th month. All trail payments on Class B shares of AllianceBernstein Exchange Reserves, normally .25%, have been indefinitely suspended. In addition, trail payments to accounts that have been identified as engaging in a market timing strategy have also been indefinitely suspended.

(8)  For AllianceBernstein Global Strategic Income Trust and
     AllianceBernstein High Yield Fund, the Equity fund CDSC applies.


00250.0157 #423296v5

                        OTHER INFORMATION
                        -----------------

Item 23.  Exhibits:


     (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 30, 1997.

          (2) Articles of Amendment to Articles of Incorporation dated March 19, 2003 and filed March 20, 2003 -
               Filed herewith


     (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 30, 1997.

     (c)  Not applicable.

     (d) Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 6, 1998.


     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 6, 1998.

          (2) Form of Selected Dealers Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 9 of Registrant's Registration statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on October 30, 2002.

          (3) Form of Selected Agents Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on October 30, 2002.


     (f)  Not applicable.

     (g) Custodian Agreement between the Registrant and Brown Brothers Harriman & Company dated July 29, 1997 - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 6, 1998.

     (h) (1) Transfer Agent Agreement between the Registrant and Alliance Global Investor Services, Inc. -Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 6, 1998.

          (2) Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 5 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on October 29, 1999.


     (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.


     (j)  Consent of Independent Auditors - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - see Exhibit (e)(1) hereto.

     (n)  Rule 18f-3 Plan - Incorporated by reference to Exhibit
          18 to Pre-Effective Amendment No. 1 of the Registrant's
          Registration Statement on Form N-1A (File Nos.
          333-26229 and 811-08201) filed with the Securities and Exchange Commission on July 29, 1997.


     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 27, 2001.

          Other Exhibits:


               (a)  Powers of Attorney of John D. Carifa, David
                    H. Dievler, William H. Foulk, Jr. and T.L.
                    Tsim - Incorporated by reference to Other
                    Exhibits to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201)
                    filed with the Securities and Exchange
                    Commission on October 31, 2001.


               (b) Power of attorney of Clifford L. Michel - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201)
                    filed with the Securities and Exchange
                    Commission on October 30, 2002.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT.

          None.

ITEM 25.  INDEMNIFICATION.

                    It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) hereto, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit (b) hereto, and Section 10 of the Distribution Services Agreement, filed as Exhibit (e)(1) hereto. The Advisers liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, filed as Exhibit (d) hereto.

                    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                    In accordance with Release No. IC-11330
          (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                    The Registrant participates in a joint
          trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISER.

                    The descriptions of Alliance Capital
          Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                    The information as to the directors and
          executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.


          (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income
               Trust, Inc.
               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Capital Reserves
               AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Growth Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Global Growth Trends Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Government Reserves
               AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc. AllianceBernstein High Yield Fund, Inc. AllianceBernstein Institutional Funds, Inc. AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal Portfolio
               AllianceBernstein Intermediate Diversified Municipal
               Portfolio
               AllianceBernstein Intermediate New York Municipal
               Portfolio
               AllianceBernstein International Premier Growth
               Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein Municipal Trust
               AllianceBernstein New Europe Fund, Inc.
               AllianceBernstein Premier Growth Fund, Inc.
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Small Cap Growth Fund, Inc. AllianceBernstein Technology Fund, Inc. AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc. Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Portfolios

          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and
               Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.


                                POSITIONS AND                 POSITIONS AND
                                OFFICES WITH                  OFFICES WITH
NAME                            UNDERWRITER                   REGISTRANT


Michael J. Laughlin             Director and Chairman

John D. Carifa                  Director                      President,
                                                              Director/Trustee

Richard K. Saccullo             Director and President

David Conine                    Executive Vice President

Richard A. Davies               Executive Vice President &
                                Managing Director

Kurt H. Schoknecht              Executive Vice President

Edmund P. Bergan, Jr.           Senior Vice President,        Secretary
                                General Counsel and
                                Secretary

Benji A. Baer                   Senior Vice President

Matthew F. Beaudry              Senior Vice President

Amy I. Belew                    Senior Vice President

John R. Bonczek                 Senior Vice President

John R. Carl                    Senior Vice President

William W. Collins, Jr.         Senior Vice President

Mark J. Dunbar                  Senior Vice President

John C. Endahl                  Senior Vice President

Andrew L. Gangolf               Senior Vice President
                                and Assistant General
                                Counsel

John Grambone                   Senior Vice President

Bradley F. Hanson               Senior Vice President

Geoffrey L. Hyde                Senior Vice President

Robert H. Joseph, Jr.           Senior Vice President

George H. Keith                 Senior Vice President

Richard D. Keppler              Senior Vice President

Richard E. Khaleel              Senior Vice President

Henry Michael Lesmeister        Senior Vice President

Susan L. Matteson-King          Senior Vice President

Daniel D. McGinley              Senior Vice President

Patrick J. Mullen               Senior Vice President

Joanna D. Murray                Senior Vice President

Daniel A. Notto                 Senior Vice President

Peter J. O'Brien                Senior Vice President

John J. O'Connor                Senior Vice President

Catherine N. Peterson           Senior Vice President

Robert E. Powers                Senior Vice President

Domenick Pugliese               Senior Vice President         Assistant
                                and Deputy  General           Secretary
                                Counsel

John P. Schmidt                 Senior Vice President

Raymond S. Sclafani             Senior Vice President

Gregory K. Shannahan            Senior Vice President

Scott C. Sipple                 Senior Vice President

Peter J. Szabo                  Senior Vice President

Joseph T. Tocyloski             Senior Vice President

David R. Turnbough              Senior Vice President

Craig E. Welch                  Senior Vice President

Richard A. Winge                Senior Vice President

Emilie D. Wrapp                 Senior Vice President
                                and Assistant General
                                Counsel

Keith A. Yoho                   Senior Vice President

Patrick E. Ryan                 Vice President and
                                Chief Financial Officer

Ricardo Arreola                 Vice President

Peter J. Barber                 Vice President

Kenneth F. Barkoff              Vice President

Charles M. Barrett              Vice President

Troy E. Barton                  Vice President

Laura J. Beedy                  Vice President

Gregory P. Best                 Vice President

Daniel U. Brakewood             Vice President

Robert F. Brendli               Vice President

Alan T. Brum                    Vice President

Kevin T. Cannon                 Vice President

John M. Capeci                  Vice President

John P. Chase                   Vice President

Leo H. Cook                     Vice President

Jean A. Coomber                 Vice President

Russell R. Corby                Vice President

Dwight P. Cornell               Vice President

Michael R. Crimmins             Vice President

John W. Cronin                  Vice President

Robert J. Cruz                  Vice President

Daniel J. Deckman               Vice President

Sherry V. Delaney               Vice President

Jennifer M. DeLong              Vice President

Faith C. Deutsch                Vice President

Janet B. DiBrita                Vice President

Richard P. Dyson                Vice President

John S. Egner                   Vice President

Adam E. Engelhardt              Vice President

Sohaila S. Farsheed             Vice President

John J. Fennessy                Vice President

Mark D. Gersten                 Vice President                Treasurer and
                                                              Chief Financial
                                                              Officer

Thomas R. Graffeo               Vice President

Marci Green                     Vice President

Alan Halfenger                  Vice President

Michael S. Hart                 Vice President

Jean-Francois Y. Hautemulle     Vice President

George R. Hrabovsky             Vice President

Dinah J. Huntoon                Vice President

Scott Hutton                    Vice President

Anthony D. Ialeggio             Vice President

Theresa Iosca                   Vice President

Oscar J. Isoba                  Vice President

Michele C. Eschert Johnson      Vice President

Danielle M. Klaskow             Vice President

Victor Kopelakis                Vice President

Richard D. Kozlowski            Vice President

Daniel W. Krause                Vice President

Robert I. Kurzweil              Vice President

Donna M. Lamback                Vice President

P. Dean Lampe                   Vice President

Joseph R. Laspina               Vice President

Laurel E. Lindner               Vice President

James M. Liptrot                Vice President

James P. Luisi                  Vice President

Kathryn Austin Masters          Vice President

Richard F. Meier                Vice President

Michael V. Miller               Vice President

Thomas F. Monnerat              Vice President

Doris T. Ciliberti Muller       Vice President

Michael F. Nash, Jr.            Vice President

Jamie A. Nieradka               Vice President

David L. Nitz                   Vice President

Nicole Nolan-Koester            Vice President

Timothy J. O'Connell            Vice President

Richard J. Olszewski            Vice President

Albert Orokos                   Vice President

David D. Paich                  Vice President

Christopher A. Panicoe          Vice President

Todd P. Patton                  Vice President

Jeffrey R. Petersen             Vice President

Mark A. Pletts                  Vice President

James J. Posch                  Vice President

Carol H. Rappa                  Vice President

Arlene L. Reddington            Vice President

Bruce W. Reitz                  Vice President

James A. Rie                    Vice President

Miguel A. Rozensztroch          Vice President

Karen C. Satterberg             Vice President

Eileen B. Sebold                Vice President

Stephanie Seminara              Vice President

Richard J. Sidell               Vice President

Teris A. Sinclair               Vice President

Rayandra E. Slonina             Vice President

Bryant B. Smith                 Vice President

Jeffrey C. Smith                Vice President

Eileen Stauber                  Vice President

Elizabeth K. Tramo              Vice President

Benjamin H. Travers             Vice President

Marie R. Vogel                  Vice President

Wayne W. Wagner                 Vice President

Jesse L. Weissberger            Vice President

Mark E. Westmoreland            Vice President

Paul C. Wharf                   Vice President

Scott Whitehouse                Vice President

Peter H. Whitlock               Vice President

Matthew Witschel                Vice President

Richard J. Appaluccio           Assistant Vice
                                President

Omar J. Aridi                   Assistant Vice
                                President

Joseph D. Asselta               Assistant Vice
                                President

Andrew Berger                   Assistant Vice
                                President

Gian D. Bernardi                Assistant Vice
                                President

Susan Bieber                    Assistant Vice
                                President

Paul G. Bishop                  Assistant Vice
                                President

Heath A. Black                  Assistant Vice
                                President

Michael J. Bodnar               Assistant Vice
                                President

Henry Brennan                   Assistant Vice
                                President

Mark S. Burns                   Assistant Vice
                                President

Maria L. Carreras               Assistant Vice
                                President

Chul Y. Chang                   Assistant Vice
                                President

Judith A. Chin                  Assistant Vice
                                President

Jorge Ciprian                   Assistant Vice
                                President

Jeffrey T. Coghan               Assistant Vice
                                President

Kenneth J. Connors              Assistant Vice
                                President

Michael C. Conrath              Assistant Vice
                                President

Shawn M. Conroy                 Assistant Vice
                                President

Ralph A. DiMeglio               Assistant Vice
                                President

Joseph T. Dominguez             Assistant Vice
                                President

Bernard J. Eng                  Assistant Vice
                                President

Jeffrey M. Eschert              Assistant Vice
                                President

Michael J. Eustic               Assistant Vice
                                President

Efrain Fernandez                Assistant Vice
                                President

Anthony P. Fiore                Assistant Vice
                                President

Kelly P. Guter                  Assistant Vice
                                President

Arthur F. Hoyt, Jr.             Assistant Vice
                                President

Mark W. Hubbard                 Assistant Vice
                                President

David A. Hunt                   Assistant Vice
                                President

Kumar Jagdeo II                 Assistant Vice
                                President

Elizabeth E. Keefe              Assistant Vice
                                President

Edward W. Kelly                 Assistant Vice
                                President

Thomas J. Khoury                Assistant Vice
                                President

Charles Kim                     Assistant Vice
                                President

Jeffrey M. Kusterer             Assistant Vice
                                President

Gary M. Lang                    Assistant Vice
                                President

Evamarie C. Lombardo            Assistant Vice
                                President

Daniel K. McGouran              Assistant Vice
                                President

Andrew J. Magnus                Assistant Vice
                                President

Steven M. Miller                Assistant Vice
                                President

Jeffrey D. Mosco                Assistant Vice
                                President

John J. Multhauf                Assistant Vice
                                President

Alex E. Pady                    Assistant Vice
                                President

Wandra M. Perry-Hartsfield      Assistant Vice
                                President

Irfan A. Raja                   Assistant Vice
                                President

Rizwan A. Raja                  Assistant Vice
                                President

David J. Riley                  Assistant Vice
                                President

Christopher P. Rodney           Assistant Vice
                                President

Peter V. Romeo                  Assistant Vice
                                President

Jessica M. Rozman               Assistant Vice
                                President

Michelle Y. Ryba                Assistant Vice
                                President

Christina Santiago              Assistant Vice
                                President and
                                Counsel

Matthew J. Scarlata             Assistant Vice
                                President

John Scialabba                  Assistant Vice
                                President

Orlando Soler                   Assistant Vice
                                President

Nancy D. Testa                  Assistant Vice
                                President

Richard L. Tocyloski            Assistant Vice
                                President

Elsia M. Vasquez                Assistant Vice
                                President

Nina C. Wilkinson               Assistant Vice
                                President

Mark R. Manley                  Assistant Secretary


          (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.


          The accounts, books and other documents required to be Maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


ITEM 29.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 30.  UNDERTAKINGS.

          Not applicable.

                            SIGNATURES
                            ----------


          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of October, 2003.

                              ALLIANCEBERNSTEIN GREATER CHINA '97
                                 FUND, INC.



                              By: /s/ John D. Carifa
                                  ------------------
                                  John D. Carifa
                                  Chairman and President

          Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     Signature                   Title             Date
     ---------                   -----             ----

1)   Principal
     Executive Officer


     /s/ John D. Carifa
     ------------------
     John D. Carifa              Chairman          October 30, 2003
                                 and President

2)   Principal Financial
     and Accounting Officer

     /s/ Mark D. Gersten
     -------------------
     Mark D. Gersten             Treasurer         October 30, 2003
                                 and Chief
                                 Financial
                                 Officer

     All of the Directors

     John D. Carifa
     David H. Dievler
     William H. Foulk, Jr.
     Clifford L. Michel
     Tak-Lung Tsim

     By: /s/ Edmund P. Bergan, Jr.                 October 30, 2003
         -------------------------
          Edmund P. Bergan, Jr.
          (Attorney-in-fact)

                        Index to Exhibits
                        -----------------

Exhibit No.             Description of Exhibits
-----------             -----------------------


(a)(2)                  Articles of Amendment to Articles of
                        Incorporation


(i)                     Opinion and Consent of Seward & Kissel
                        LLP

(j)                     Consent of Independent Auditors



00250.0235 #368508